EXHIBIT 10.80




                                 TRUST AGREEMENT


                                      among


                          YORKSHIRE POWER GROUP LIMITED

                                       and


                                YPG HOLDINGS LLC,


                            as Administrative Party,


                                       and


                              THE BANK OF NEW YORK,


                                   as Trustee



                          Dated as of February 1, 2000

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                                TABLE OF CONTENTS

                                                                           Page

ARTICLE I Definitions and Assumptions.........................................2

    SECTION 1.1.    Definitions...............................................2
    SECTION 1.2.    Rules of Construction....................................12

ARTICLE II Declaration of Trust; Issuance of Certificates....................12

    SECTION 2.1.    Creation and Declaration of Trust;
                    Purchase of Interests....................................12
    SECTION 2.2.    Representations and Warranties...........................13
    SECTION 2.3.    Breach of Representation, Warranty or Covenant...........15
    SECTION 2.4.    Agreement to Authenticate and Deliver Certificates.......15

ARTICLE III Administration of Trust 15

    SECTION 3.1.    Administration of Trust..................................15
    SECTION 3.2.    Receipt of Trust Asset Payments..........................15
    SECTION 3.3.    Certificate Account......................................16
    SECTION 3.4.    Realization Upon Defaulted Notes.........................17
    SECTION 3.5     Access to Certain Documentation..........................18
    SECTION 3.6.    Expenses of Trust........................................18
    SECTION 3.7.    No Merger or Consolidation of Trust......................18
    SECTION 3.8.    Exchange Rate Agency Agreement...........................18

ARTICLE IV Distributions and Reports to Certificateholders; Transfer of
                    Certificates.............................................18

    SECTION 4.1.    Distributions............................................18
    SECTION 4.2.    Final Distributions......................................20
    SECTION 4.3.    Reports to Certificateholders............................21
    SECTION 4.4.    Compliance with Withholding Requirements; Tax
                    Treatment and Reporting..................................21
    SECTION 4.5.    Transfer of Certificates.................................22
    SECTION 4.6.    Rule 144A Information....................................23

ARTICLE V Security Forms.....................................................23

    SECTION 5.1.    Forms Generally..........................................23
    SECTION 5.2.    Restricted Legend........................................24

                                       i
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ARTICLE VI The Certificates..................................................26

    SECTION 6.1.    Designation; Certificate Principal Amount and
                    Denominations............................................26
    SECTION 6.2.    Execution, Authentication and Delivery...................26
    SECTION 6.3.    Registration; Registration of Transfer and Exchange......27
    SECTION 6.4.    Mutilated, Destroyed, Lost or Stolen Certificates........29
    SECTION 6.5.    Distribution of Available Funds..........................30
    SECTION 6.6.    Persons Deemed Owners....................................30
    SECTION 6.7.    Cancellation.............................................31
    SECTION 6.8.    Global Securities........................................31
    SECTION 6.9.    Notices to Depository....................................33
    SECTION 6.10.   Conditions of Authentication and Delivery................33
    SECTION 6.11.   Appointment of Paying Agent..............................33
    SECTION 6.12.   Authenticating Agent.....................................34
    SECTION 6.13.   Remedies.................................................35

ARTICLE VII Yorkshire Group and the Administrative Party.....................36

    SECTION 7.1.    Liability of Yorkshire Group.............................36
    SECTION 7.2.    Limitation on Liability of Yorkshire Group...............36
    SECTION 7.3.    Ownership of Administration Certificate..................36
    SECTION 7.4.    Transfer of Administration Certificate...................37
    SECTION 7.5.    No Economic Interest in the Trust........................37
    SECTION 7.6.    Certain Duties and Responsibilities......................38

ARTICLE VIII Concerning the Currency Swap, the Call Option and the Early
                    Redemption Right.........................................38

    SECTION 8.1.    Currency Swap and Call Option............................38
    SECTION 8.2.    Obligations to the Callholder............................39
    SECTION 8.3.    Early Redemption Right...................................39

ARTICLE IX Concerning the Trustee............................................40

    SECTION 9.1.    Duties of Trustee; Notice of Defaults....................40
    SECTION 9.2.    Certain Matters Affecting the Trustee....................41
    SECTION 9.3.    Trustee Not Liable for Recitals in Certificates
                    or Trust Assets..........................................42
    SECTION 9.4.    Trustee May Own Certificates.............................42
    SECTION 9.5.    Trustee's Fees and Expenses; Indemnification.............42
    SECTION 9.6.    Eligibility Requirements for Trustee.....................43
    SECTION 9.7.    Resignation or Removal of the Trustee....................43
    SECTION 9.8.    Successor Trustee........................................44
    SECTION 9.9.    Merger or Consolidation of Trustee.......................44
    SECTION 9.10.   Appointment of Office or Agency..........................45
    SECTION 9.11.   Representations and Warranties of Trustee................45
    SECTION 9.12.   Limitation of Powers and Duties..........................45

                                       ii

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ARTICLE X Termination........................................................47

    SECTION 10.1.   Termination..............................................47

ARTICLE XI Miscellaneous Provisions..........................................47

    SECTION 11.1.   Amendment................................................47
    SECTION 11.2.   Counterparts.............................................48
    SECTION 11.3.   Limitation on Rights of Certificateholders...............49
    SECTION 11.4.   Governing Law............................................49
    SECTION 11.5.   Jurisdiction.............................................50
    SECTION 11.6.   Notices..................................................50
    SECTION 11.7.   Severability of Provisions...............................51
    SECTION 11.8.   Notice to Rating Agencies................................51
    SECTION 11.9.   Non-petition Covenant....................................51
    SECTION 11.10.  Article and Section References...........................52
    SECTION 11.11.  Compliance Certificates and Opinions, etc................52

Exhibit A - Form of Certificate
Exhibit B - Form of Confirmation for Call Option
Exhibit C - Form of Confirmation for Currency Swap
Exhibit D - Form of Notice of Payment Default by the Swap Counterparty
            under the Currency Swap Exhibit E - Form of Notice of Payment Default by the Callholder under the Call Option Exhibit F - Form of Administration Certificate

58

                  TRUST AGREEMENT dated as of February 1, 2000, among Yorkshire Power Group Limited, a private limited company incorporated under the laws of England and Wales ("Yorkshire Group"), YPG Holdings LLC, a limited liability company formed under the laws of the State of Delaware ("YPG Holdings"), as holder of the Administration Certificate (the "Administrative Party"), and The Bank of New York, a banking corporation duly organized and existing under the laws of New York, as trustee (the "Trustee").

                               W I T N E S S E T H

                  WHEREAS, Yorkshire Group, YPG Holdings and the Trustee have duly authorized the execution and delivery of this Agreement to create and establish a new trust to be known as the Yorkshire Power Pass-Through Asset Trust 2000-1 and trust certificates to be issued thereby, which certificates shall be known as the 8.25% Pass-Through Asset Trust Securities Due February 15, 2005 (the "Certificates"), and Yorkshire Group, YPG Holdings and the Trustee shall herein specify certain terms and conditions in respect thereof.

                  WHEREAS, the Certificates shall have an aggregate Initial Certificate Principal Balance of $250,000,000 and shall entitle the holders thereof (the "Holders") to distributions thereon to the extent of (i) collections on (pound)155,000,000 principal amount of Reset Senior Notes Due February 15, 2020 issued by Yorkshire Power Finance 2 Limited, a private company with limited liability incorporated under the laws of the Cayman Islands ("Yorkshire Finance"), which are fully and unconditionally guaranteed by Yorkshire Group (the "Notes"), (ii) Dollar Swap Payments by the Swap Counterparty with respect to the Currency Swap received by the Trustee and (iii) any other funds contained in the Certificate Account to the extent set forth herein.

                  WHEREAS, pursuant to the terms of this Agreement, the Trust shall issue to YPG Holdings an administration certificate which bestows on the holder thereof certain administrative and appointment powers in the Trust (the "Administration Certificate").

                  WHEREAS, all representations, covenants and agreements made herein by each of Yorkshire Group, YPG Holdings and the Trustee are for the benefit and security of the Certificateholders.

                  NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Certificateholders, hereby agrees as follows:

                                    ARTICLE I

                           Definitions and Assumptions

                  SECTION 1.1. Definitions. Except as otherwise specified herein or as text may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement.

                  "Administrative Party": The holder from time to time of the Administration Certificate, which shall be a direct or indirect wholly owned subsidiary of Yorkshire Group (or successor thereto as permitted pursuant to the Indenture) that is not resident in the United Kingdom for purposes of United Kingdom taxation and that is organized under the laws of any State. As of the date of this Agreement, the Administrative Party is YPG Holdings.

                  "Administration Certificate": As defined in the Preamble and a form of which is attached hereto as Exhibit F.

                  "Affiliate": With respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement": This Agreement and all modifications or amend-ments hereof, including the terms of the Certificates.

                  "Applicable Procedures": As defined in Section 5.2(b).

                  "Authentication Agent": As defined in Section 6.12.

                  "Available Funds": For any Distribution Date, the aggregate amount deposited in the Certificate Account since the last Distribution Date with respect to (a) for so long as the Notes are denominated in Pounds Sterling and no Swap Termination Event has occurred, any Dollar Swap Payment or other US Dollar amount paid by the Swap Counterparty to the Trustee under the Currency Swap, (b) if a Swap Termination Event (other than as a result of a Conversion Event or an Optional Tax Redemption) has occurred, the semi-annual interest payments on the Notes and payments on or in respect of the principal of the Notes made by Yorkshire Finance thereunder or, if applicable, Yorkshire Group under the Guarantee and received by the Trustee in respect of the Interest or, if applicable, any Swap Termination Payment (subject to Section 6.13) or Unpaid Amounts, (c) if a Conversion Event has occurred, the semi-annual interest payments on the Notes and payments on or in respect of the principal of the Notes made by Yorkshire Finance thereunder or, if applicable, Yorkshire Group under the Guarantee and received by the Trustee in respect of the Interest or, if applicable, any Unpaid Amounts, (d) all Option Proceeds and (e) all Liquidation Proceeds.

                  "Book-Entry Depositary": The Bank of New York, or its nominee or the custodian of either, until a successor Person shall have become such pursuant to Section 3.08 of the Deposit Agreement, and thereafter "Book-Entry Depositary" shall mean such successor Person or its nominee or the custodian of either.

                  "Book-Entry Interests": With respect to the Notes, one or more certificateless depositary interests in the Global Notes which together shall at all times, unless and until Definitive Notes are issued in respect of the Notes, represent the right to receive 100% of the principal, premium (if any), interest and additional amounts (if any) of the Notes, which are initially issued to the Depository or its nominee (registered in the name of the Depository or its nominee) by the Book-Entry Depositary.

                  "Business Day": With respect to (i) the Call Option, as defined therein, (ii) the Currency Swap, as defined therein, (iii) the Notes, as defined in the Indenture and (iv) this Trust Agreement, each day which is not a Saturday, Sunday or a day on which banking institutions and foreign exchange markets in New York and London are authorized or obligated by law to remain closed.

                  "Call Exercise Date": January 10, 2005, or if such date is not a Business Day, the next preceding Business Day.

                  "Call Option": The Confirmation, dated February 9, 2000, between the Trustee and the Callholder, pursuant to the ISDA Master Agreement providing a call option to the Callholder, the form of such confirmation is substantially in the form attached hereto as Exhibit B.

                  "Call Price": An amount equal to 100% of the principal amount of the Notes.

                  "Callholder": UBS AG, London Branch, or any permitted assignee thereof.

                  "Certificateholder" or "Holder": With respect to any Outstanding Certificate, the Person in whose name a Certificate is registered in the Certificate Register on the applicable Record Date.

                  "Certificate Account": As defined in Section 3.3.

                  "Certificate Owner": A beneficial owner of a Certificate represented by a Global Security.

                  "Certificate Principal Amount": $250,000,000.

                  "Certificate Principal Balance": With respect to an Outstanding Certificate, as determined at any time, the maximum amount that the Holder thereof is entitled to receive as distributions of principal.

                  "Certificate Register" and "Certificate Registrar": As defined in Section 6.3.

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                  "Certificates": The 8.25% Pass-Through Asset Trust Securities
Due February 15, 2005 issued by the Trust and authorized by, and authenticated and delivered under, this Agreement.

                  "Clearstream, Luxembourg": Clearstream Banking, societe anonyme (or any successor securities clearing agency).

                  "Closing Date": February 16, 2000.

                  "Code": The US Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

                  "Commission": The US Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution and delivery of this Agreement such Commission is not existing and performing the duties now assigned to it, then the body then performing such duties.

                  "Company Order" or "Company Request": A written order or request, respectively, signed in the name of the Administrative Party by any two of its Chairman, President or any Vice President and delivered to the Trustee.

                  "Conversion Event": The declaration, at any time prior to the Settlement Date, of the principal amount of the Notes to be due and payable immediately in accordance with Section 502 of the Indenture as a result of the occurrence of an Event of Default thereunder.

                  "Corporate Trust Office": The office of the Trustee at which its corporate trust business shall be principally administered.

                  "Currency Swap": The Confirmation, dated February 9, 2000, between the Swap Counterparty and the Trustee, pursuant to the ISDA Master Agreement providing for a Sterling to US Dollar swap, the form of such confirmation is substantially in the form annexed hereto as Exhibit C.

                  "DCR": Duff & Phelps Credit Rating Company, or its successors.

                  "Definitive Certificates": As defined in Section 6.8.

                  "Deposit Agreement": The Deposit Agreement dated as of February 1, 2000 between The Bank of New York, as Book-Entry Depositary, and Yorkshire Finance.

                  "Depository": The Depository Trust Company.

                  "Distribution Dates": Each February 15 and August 15, commencing August 15, 2000, through and including the Final Distribution Date.

                  "Dollar" or "$" or "USD" or "US Dollar": Such currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

                  "Dollar Distribution": A semi-annual US Dollar payment calculated at an annual interest rate of 8.25% on the basis a 360-day year consisting of twelve months of 30-days each, due on the Certificate Principal Amount.

                  "Dollar Swap Payment": A semi-annual US Dollar payment made by the Swap Counterparty to the Trustee on behalf of the Certificateholders which is calculated at an annual interest rate of 8.25% on the basis of a 360-day year consisting of twelve months of 30-days each on a $250,000,000 aggregate notional amount.

                  "Early Redemption Notice": As defined in Section 8.3.

                  "Early Redemption Right": The right of the holder of the Notes to require Yorkshire Finance to redeem all but not less than all the Notes at a redemption price payable in Pounds Sterling equal to 100% of the principal amount thereof plus accrued but unpaid interest, if any, to such redemption date on February 15, 2005, which right the parties hereto acknowledge that the Trustee is required to direct the holder of the Notes to exercise pursuant to
Section 8.3 hereof.

                  "Eligible Account": Either (i) a segregated account maintained with a US federal or State chartered depositary institution or trust company the long-term unsecured debt obligations of which are rated by the Rating Agencies the higher of (x) at least the then current long-term rating of the Notes and
(y) in one of its two highest long-term rating categories at the time any amounts are held in deposit therein or (ii) a trust account maintained as a segregated account and held by a US federal or State chartered depositary institution or trust company in trust for the benefit of the Certificateholders; provided, however, that such depositary institution or trust company has a long-term rating in one of the four highest categories by the Rating Agencies.

                  "Eligible Expenses": All reasonable out of pocket expenses incurred or made by the Trustee, including costs of collection, in addition to the compensation agreed upon by Yorkshire Group and the Trustee for the Trustee's services. Such expenses shall include the reasonable compensation, expenses and disbursements of the Trustee's agents, counsel and experts, which agents, counsel and experts shall, prior to the occurrence of an Event of Default or an event which with the giving of notice or passing of time or both would constitute an Event of Default, be agreed upon by Yorkshire Group and the Trustee. Yorkshire Group shall pay such expenses.

                  "Euroclear": The Euroclear Clearance System (or any successor securities clearing agency).

                  "Event of Default": An Event of Default under the Indenture.

                  "Exchange Act": The US Securities Exchange Act of 1934, as amended.

                  "Executive Officer": With respect to any corporation, the Chief Executive Qfficer, the Chief Operating Officer, the Chief Financial Officer, the President, any Vice President, the Secretary, the Treasurer, any Assistant Treasurer or any Assistant Secretary of such corporation.

                  "Final Distribution": Unless made earlier in the event of a redemption of the Notes pursuant to their terms, the distribution by the Trustee on the Final Distribution Date (i) of all Option Proceeds following an exercise of the Call Option by the Callholder or an exercise of the Early Redemption Right (and upon receipt by the Trust from the Swap Counterparty of US Dollars in an amount equal to the Certificate Principal Amount pursuant to the Currency Swap as a result of such exercise), as the case may be, or (ii) of all Liquidation Proceeds received by the Trustee following a Trust Termination Event and (iii) of all Dollar Swap Payments received by the Trustee, not previously distributed pursuant to Section 4.1 hereof.

                  "Final Distribution Date": (i) February 15, 2005 in connection with an exercise of the Call Option or the Early Redemption Right or (ii) the Business Day following the receipt by the Trustee of the Liquidation Proceeds in connection with a Trust Termination Event.

                  "Global Security": The Rule 144A Global Security or the Regulation S Global Security.

                  "Guarantee": Yorkshire Group's full and unconditional guarantee of the payment of principal of; premium (if any) and interest on the Notes.

                  "Indenture": The Indenture dated as of February 1, 2000 among Yorkshire Finance, Yorkshire Group and the Indenture Trustee, as to be supple-mented by the Supplemental Indenture.

                  "Indenture Trustee": The Bank of New York, as indenture trustee, principal paying agent, registrar and transfer agent under the Indenture, or its successors.

                  "Initial Certificate Principal Balance": The aggregate Certificate Principal Balance as of the Closing Date, which is $250,000,000.

                  "Initial Purchasers": Warburg Dillon Read LLC and Banc of America Securities LLC.

                  "Interest": Beneficial interests in 100% of the Book-Entry Interests, which will be shown on records maintained in book-entry form by the Depository.

                  "ISDA Master Agreement": ISDA Master Agreement, dated as of February 1, 2000, between UBS AG, London Branch and the Trustee, as supplemented and amended by the Schedule thereto.

                  "Liquidation Proceeds": All amounts, property or proceeds received by the Trustee in connection with a Trust Termination Event.

                  "Moody's": Moody's Investors Service, Inc., or its successors.

                  "Notes":(pound)155,000,000 principal amount of Yorkshire Finance's Reset Senior Notes Due February 15, 2020, issued pursuant to the
 Indenture.

                  "Officer's Certificate": A certificate signed by, in the case of the Administrative Party, the chairman, president or any vice president of the Administrative Party and, in the case of the Trustee, a Responsible Officer.

                  "Opinion of Counsel": A written opinion of independent counsel experienced in the matters to be opined on, who may be counsel for Yorkshire Group, but not an employee thereof, who shall be reasonably acceptable to the Trustee. Any Opinion of Counsel pertaining to US federal income tax matters may rely on published rulings of the US Internal Revenue Service.

                  "Option Proceeds": All amounts received by the Trustee in respect of an exercise of the Call Option by the Callholder or an exercise of the Early Redemption Right by the Book-Entry Depositary at the direction of the Trustee, as the case may be.

                  "Optional Tax Redemption": The right of Yorkshire Finance to redeem the Notes upon the occurrence of certain events as described in Section 212(d) of the Supplemental Indenture.

                  "Outstanding": When used with respect to Certificates, means, as of the date of determination, all Certificates theretofore authenticated and delivered under this Agreement (including, as of such date, all Certificates represented by Restricted Global Securities authenticated and delivered under this Agreement), except:

                  (i) Certificates theretofore cancelled by the Certificate Registrar or delivered to the Certificate Registrar for cancellation; and

                  (ii) Certificates which have been issued pursuant to Section
         6.4 or in exchange for or in lieu of which other Certificates have been authenticated and delivered pursuant to this Agreement, unless proof satisfactory to the Trustee is presented that any such Certificates are held by a bona fide purchaser in whose hands such Certificates are valid obligations of the Trust;

provided, however, that in determining whether the holders of the required percentage of the aggregate Voting Rights of the Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates beneficially owned by Yorkshire Group, Yorkshire Finance, YPG Holdings or any Affiliate thereof, shall be disregarded and deemed not to be Outstanding, and the Voting Rights to which its Holder would otherwise be entitled shall not be taken into account in determining whether the requisite percentage of aggregate Voting Rights necessary to effect any such consent or take any such action has been obtained, except that (a) in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which the Trustee actually knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the Outstanding Certificates are owned by Yorkshire Group, Yorkshire Finance, YPG Holdings or an Affiliate thereof. Certificates so owned that have been pledged in good faith may be regarded as Outstanding if the pledgor establishes to the satisfaction of the Trustee the pledgor's right so to act with respect to such Certificates and that the pledgee is not Yorkshire Group, Yorkshire Finance, YPG Holdings or any Affiliate thereof.

                  "Participant": A broker, dealer, bank, other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Paying Agent": As defined in Section 6.11.

                  "Payment Date": The semi-annual dates on which payments will be due on the Notes as provided therein, being the 15th day of each February and August, with the first payment to occur on August 15, 2000.

                  "Permitted Investments": Direct obligations of or guaranteed by the United Kingdom for the payment of which obligations or guarantee the full faith and credit of the United Kingdom is pledged or overnight Pound Sterling deposits in the London interbank market issued by any bank organized under the laws of the US or any political subdivision thereof or under the laws of Canada, Japan, Switzerland or any country that is a member of the European Union having a rating at least equal to Aa2 by Moody's and AA by S&P.

                  "Person": Any legal person, including any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity of whatever nature.

                  "Pounds Sterling": Such currency of the United Kingdom as at the time of payment is legal tender for the payment of public and private debts.

                  "Predecessor Certificate": With respect to any particular Certificate, every previous Certificate evidencing all or a portion of the same interest as that evidenced by such particular Certificate; and, for the purpose of this definition, any Certificate authenticated and delivered under Section
6.4 in lieu of a mutilated, lost, destroyed or stolen Certificate shall be deemed to evidence the same interest as such mutilated, lost, destroyed or stolen Certificate.

                  "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

                  "Purchase Agreement": The Purchase Agreement among Yorkshire Group, Yorkshire Finance; the Trust and the Initial Purchasers, dated February 9, 2000.

                  "Qualified Institutional Buyer" or "QIB": A "qualified institutional buyer" as defined in paragraph (a) of Rule 144A.

                  "Rating Agencies": DCR, Moody's and S&P.

                  "Rating Agency Condition": With respect to any action, that each of the Rating Agencies shall have been given 10 days (or such shorter period as may be acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified Yorkshire Group and the Trustee in writing that such action will not result in a reduction, withdrawal or qualification of the then current rating of the Certificates.

                  "Record Date": With respect to any Distribution Date, the close of business on the Business Day immediately preceding such Distribution Date; provided, however, that no Record Date shall be applicable to distributions to be made on the Final Distribution Date.

                  "Regulation S": Regulation S promulgated under the Securities Act.

                  "Regulation S Global Security": As defined in Section 5.1.

                  "Required Percentage": Unless otherwise specified herein, a majority of the aggregate Voting Rights of the Certificates.

                  "Required Percentage--Amendment": At least 66 2/3% of the aggregate Voting Rights of the Certificates.

                  "Required Percentage--Direction of Trustee": A majority of the aggregate Voting Rights of the Certificates.

                  "Required Percentage--Remedies": At least 66 2/3% of the aggregate Voting Rights of the Certificates.

                  "Required Percentage--Waiver": At least 66 2/3% of the aggregate Voting Rights of the Certificates.

                  "Responsible Officer": The chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, any assistant vice president, the treasurer, any assistant treasurer, any trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Rule 144": Rule 144 promulgated under the Securities Act.

                  "Rule 144A": Rule 144A promulgated under the Securities Act.

                  "Rule 144A Global Security": As defined in Section 5.1.

                  "Rule 144A Information": As defined in Section 4.6.

                  "S&P": Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, or its successor.

                  "Securities Act": The US Securities Act of 1933, as amended.

                  "Settlement Date": February 15, 2005 or, if such day is not a Business Day, the next succeeding Business Day.

                  "State": Any one of the fifty states of the United States or the District of Columbia.

                  "Sterling Swap Payment": A semi-annual payment made by the Trustee to the Swap Counterparty which is calculated to equal the Pound Sterling semi-annual interest payment required to be made by Yorkshire Finance on the Notes.

                  "Successor Certificate": Of any particular Certificate, every Certificate issued after, and evidencing all or a portion of the same interest as that evidenced by, such particular Certificate; and, for the purposes of this definition, any Certificate authenticated and delivered under Section 6.4 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Certificate shall be deemed to evidence the same interest as such mutilated, destroyed, lost or stolen Certificate.

                  "Supplemental Indenture": The First Supplemental Indenture, dated as of February 16, 2000, among Yorkshire Finance, Yorkshire Group and the Indenture Trustee to the Indenture.

                  "Swap Counterparty": UBS AG, London Branch, or its successors.

                  "Swap Payment": Either of a Dollar Swap Payment or a Sterling Swap Payment.

                  "Swap Termination Event" shall mean the termination of the Currency Swap in accordance with its terms on February 15, 2005 (or, if such day is not a Business Day, the next succeeding Business Day) unless earlier terminated as a result of (a) the failure for 30 days by the Trustee to make a Sterling Swap Payment thereunder, (b) the failure by the Swap Counterparty to make a Dollar Swap Payment thereunder or such failure is not remedied on or before the third Business Day after notice of such failure is given by the Trustee to the Swap Counterparty, (c) the occurrence of a Conversion Event, (d) the occurrence of a redemption date for the Notes as a result of an Optional Tax Redemption, (e) the commencement of insolvency, conservatorship or receivership proceedings in respect of the Trust or (f) certain other events as described in the Currency Swap.

                  "Swap Termination Payment": Following a Swap Termination Event (other than as a result of a Conversion Event or an Optional Tax Redemption), payment of the amount, if any, due to the Trustee calculated as provided in the Currency Swap.

                  "Trust": Yorkshire Power Pass-Through Asset Trust 2000-1, the trust created hereby and to be administered hereunder for the benefit of the Certificateholders, the corpus of which consists of the Trust Assets.

                  "Trust Assets": (i) the Interest and the rights of the Trustee, as the holder of the Interest, under the Deposit Agreement, (ii) the rights of the Trustee under the Call Option, (iii) the rights of the Trustee under the Currency Swap and (iv) except as otherwise provided by Section 3.3, any funds on deposit in the Certificate Account, together with, in each case, any payments received by the Trustee in connection with any such assets.

                  "Trust Termination Event": The first to occur of (a) the discharge by Yorkshire Finance and Yorkshire Group of all of their obligations in respect of the Notes and the Guarantee following a Conversion Event, either by (i) payment in full of all amounts thereby due and payable under the Notes and the Guarantee or (ii) payment of a lesser amount which all Certificateholders agree shall be a complete satisfaction and discharge of Yorkshire Finance's and Yorkshire Group's obligations in respect of the Notes and the Guarantee or (b) the final adjudication or settlement of all claims in respect of the Notes and the Guarantee following a bankruptcy, reorganization or similar proceeding of Yorkshire Finance or Yorkshire Group or (c) the occurrence of a redemption date for the Notes as a result of an Optional Tax Redemption.

                  "Trustee": The Bank of New York or any co-trustee appointed pursuant to Section 9.8, until a successor Person shall have become the Trustee pursuant to the applicable provisions of this Agreement, and thereafter "Trustee" shall mean such successor Person.

                  "UK Tax Resident": Any person who is resident or ordinarily resident in the United Kingdom for United Kingdom tax purposes.

                  "Uniform Commercial Code": The Uniform Commercial Code as in effect in the relevant jurisdiction.

                  "United States" or "US": The United States of America (including the States), its territories, its possessions and other areas subject to its jurisdiction.

                  "Unpaid Amounts": Shall have the meaning set forth in the Currency Swap.

                  "Voting Rights": Each Certificate shall have the right to one vote for each $1,000 of the Certificate Principal Balance thereof.

                  "Yorkshire Finance": Yorkshire Power Finance 2 Limited, a private company with limited liability incorporated under the laws of the Cayman Islands.

                  "Yorkshire Group": Yorkshire Power Group Limited, a private limited company incorporated under the laws of England and Wales.

                  "YPG Holdings": YPG Holdings LLC, a limited liability company formed under the laws of the State of Delaware.

                  SECTION 1.2. Rules of Construction. Unless the context otherwise requires:

                  (i) a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect in the United States from time to time;

                  (iii) "or" is not exclusive;

                  (iv) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

                  (v) "including" means including without limitation; and

                  (vi) words in the singular include the plural and words in the plural include the singular.

                                   ARTICLE II

                 Declaration of Trust: Issuance of Certificates

                  SECTION 2.1. Creation and Declaration of Trust: Purchase of Interests.

                  (a) Pursuant to the terms of this Agreement, a business trust to be known as "Yorkshire Power Pass-Through Asset Trust 2000-1" is hereby created.

                  (b) Concurrently with the execution and delivery hereof, the Trustee shall enter into the Purchase Agreement. Pursuant to the Purchase Agreement, on the Closing Date, the Trustee shall (i) issue the Certificates, each Certificate representing an undivided beneficial interest in the Trust Assets, to or as requested by the Initial Purchasers, (ii) instruct the Depository to register the Interest in the name of the Trustee, on behalf of and for the benefit of the Certificateholders, in consideration for the net proceeds received by the Trust from the issue of the Certificates and the Call Option, (iii) grant the Call Option to the Callholder, on behalf of and for the benefit of the Certificateholders, and (iv) enter into the Currency Swap on behalf of and for the benefit of the Certificateholders. The Trust Assets shall be held by the Trustee for the benefit of the Certificateholders.

                  (c) In connection with the establishment of the Trust, and for the consideration stated in the Purchase Agreement, which the Trustee shall cause to be remitted to Yorkshire Finance (or an agent on behalf of Yorkshire Finance) on the Closing Date, Yorkshire Finance shall, not later than the Closing Date, issue the Notes to the Book-Entry Depositary and instruct the Book-Entry Depositary to, not later than the Closing Date, issue the Book-Entry Interests to the Depository or its nominee (registered in the name of the Depository or its nominee). The bearer security representing the Notes shall be held by the Book-Entry Depositary.

                  (d) The Trustee hereby (i) accepts the trusts created hereunder in accordance with the provisions of this Agreement but subject to the Trustee's obligation, as and when the same may arise, to make any payment or other distributions of Trust Assets as may be required pursuant to this Agreement and the Certificates and (ii) agrees to perform the duties herein required and that any failure to receive reimbursement of Eligible Expenses under Section 9.5 hereof shall not release the Trustee from its duties herein or therein.

                  SECTION 2.2. Representations and Warranties. (a) Yorkshire Group hereby represents and warrants to the Trustee that as of the Closing Date:

                  (i) Yorkshire Group has been duly incorporated and is validly existing as a private limited company under the laws of England and Wales;

                  (ii) This Agreement has been duly authorized by Yorkshire Group and has been duly executed and delivered by Yorkshire Group, and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of Yorkshire Group, enforceable against it in accordance with its terms except as may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights in general and except as the availability of the remedy of specific performance is subject to general principles of equity (regardless of whether such remedy is sought in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing; and

                  (iii) The execution, delivery and performance by Yorkshire Group of this Agreement and the consummation by Yorkshire Group of the transactions contemplated herein and compliance by Yorkshire Group with its respective obligations hereunder shall have been duly authorized by all necessary action (corporate or otherwise) on the part of Yorkshire Group and do not and will not result in any violation of the charter or bylaws of Yorkshire Group and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Yorkshire Group under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which Yorkshire Group is a party or by which it may be bound or to which any of its properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to Yorkshire Group or materially adverse to the transactions contemplated by this Agreement), (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over Yorkshire Group or any of its properties (except for conflicts which would not, individually or in the aggregate, be materially adverse to Yorkshire Group or materially adverse to the transactions contemplated by this Agreement), or (C) the PES License (as defined in Yorkshire Group's Annual Report on Form 10-K for the fiscal year ended March 31, 1999 filed with the Commission under the Exchange Act).

                  (b) YPG Holdings hereby represents and warrants to the Trustee that as of the Closing Date:

                  (i) YPG Holdings has been duly formed and is validly existing as a limited liability company under the laws of the State of Delaware;

                  (ii) This Agreement has been duly authorized by YPG Holdings and has been duly executed and delivered by YPG Holdings, and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of YPG Holdings, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights in general and except as the availability of the remedy of specific performance is subject to general principles of equity (regardless of whether such remedy is sought in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing; and

                  (iii) The execution, delivery and performance by YPG Holdings of this Agreement and the consummation by YPG Holdings of the transactions contemplated herein and compliance by YPG Holdings with its respective obligations hereunder shall have been duly authorized by all necessary action (limited liability company or otherwise) on the part of YPG Holdings and do not and will not result in any violation of the operating agreement or other organizational document of YPG Holdings and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of YPG Holdings under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which YPG Holdings is a party or by which it may be bound or to which any of its properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to YPG Holdings or materially adverse to the transactions contemplated by this Agreement) or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over YPG Holdings or any of its properties (except for conflicts which would not, individually or in the aggregate, be materially adverse to YPG Holdings or materially adverse to the transactions contemplated by this Agreement).

                  (c) It is understood and agreed that the representations and warranties set forth in this Section 2.2 shall survive delivery of the respective documents to the Trustee and shall inure to the benefit of the Trustee on behalf of the Certificateholders.

                  Upon discovery by either Yorkshire Group, the Administrative Party or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders, the party discovering such breach shall give prompt written notice thereof to the other parties.

                  SECTION 2.3. Breach of Representation. Warranty or Covenant. Within 60 days of the earlier of discovery by Yorkshire Group or the Administrative Party or receipt of notice by Yorkshire Group or the Administrative Party of a breach of any of their respective representations or warranties set forth in Section 2.2 that materially and adversely affects the interests of the Certificateholders, such breaching party shall cure such breach in all material respects.

                  SECTION 2.4. Agreement to Authenticate and Deliver Certificates. Concurrently with the purchase by it of the Interest, the entering into of the Currency Swap and the granting of the Call Option, the Trustee hereby agrees and acknowledges that it will cause to be authenticated and delivered to or upon the order of the Initial Purchasers, in exchange for the consideration set forth in the Purchase Agreement, Certificates duly authenticated by or on behalf of the Trustee in authorized denominations evidencing ownership of the entire Trust, all in accordance with the terms and subject to the conditions of Sections 6.2 and 6.10.


                                   ARTICLE III

                             Administration of Trust

                  SECTION 3.1. Administration of Trust.

                  (a) The Trustee shall administer the Trust Assets for the benefit of the Certificateholders. Subject to Article IX hereof and the terms of the Certificates, the Call Option and the Currency Swap, the Trustee shall have full power and authority to do or cause to be done any and all things in connection with such administration which it deems necessary to comply with the terms of this Agreement.

                  (b) The duties of the Trustee shall be performed in accordance with applicable local, State and US federal law.

                  SECTION 3.2. Receipt of Trust Asset Payments. The Trustee shall receive and accept, for the benefit of Certificateholders, all payments made under the Trust Assets in a manner consistent with the terms of this Agreement and such Trust Assets.

                  SECTION 3.3. Certificate Account.

                  (a) The Trustee shall establish and maintain an Eligible Account held in trust for the benefit of the Certificateholders (the "Certificate Account"). The Trustee on behalf of such Certificateholders shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Account and in all proceeds thereof. The Certificate Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. The Trustee shall deposit or cause to be deposited in the Certificate Account promptly (and in no event later than 11:00 a.m. (New York City time) on the day of receipt of such amounts) all amounts collected with respect to the Trust Assets, including:

                  (i) for so long as the Notes are denominated in Pounds Sterling and no Swap Termination Event has occurred, any Dollar Swap Payment or other US Dollar amount paid by the Swap Counterparty to the Trustee under the Currency Swap;

                  (ii) if a Swap Termination Event (other than as a result of a Conversion Event or an Optional Tax Redemption) has occurred, the semi-annual interest payments on the Notes and payments on or in respect of the principal of the Notes made by Yorkshire Finance thereunder or, if applicable, Yorkshire Group under the Guarantee and received by the Trustee in respect of the Interest or, if applicable, any Swap Termination Payment or Unpaid Amounts;

                  (iii) if a Conversion Event has occurred, the semi-annual interest payments on the Notes and payments of or in respect of the principal of the Notes made by Yorkshire Finance thereunder or, if applicable, Yorkshire Group under the Guarantee and received by the Trustee in respect of the Interest or, if applicable, any Unpaid Amounts;

                  (iv) all Option Proceeds; and

                  (v) all Liquidation Proceeds.

The Trustee shall withdraw or cause to be withdrawn from the Certificate Account, on the date of payment therefor, all Sterling Swap Payments to be paid by the Trustee to the Swap Counterparty.

                  The proceeds of the Call Price shall be invested in Permitted Investments which shall mature no later than the Final Distribution Date and may be so invested as directed by the Callholder. Any interest or investment income received on the Call Price from the Business Day prior to the Settlement Date to the Settlement Date deposited in the Certificate Account will not constitute property of the Trust and shall not be available to Certificateholders. The Trustee shall remit all such income to the Callholder on the Final Distribution Date.

                  It is understood and agreed that payments in the nature of prepayment or redemption penalties, late payment charges or assumption fees which may be received by the Trustee shall be deposited by the Trustee in the Certificate Account and shall not be retained by the Trustee for its own account.

                  If, at any time, the Certificate Account ceases to be an Eligible Account, the Trustee shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Rating Agency Condition is met) establish a new Certificate Account meeting the conditions for an Eligible Account and transfer any cash and any investments (as described in the second preceding paragraph) on deposit in the Certificate Account to such new Certificate Account and from the date such new Certificate Account is established, it shall be the Certificate Account.

                  (b) The Trustee shall give notice to Yorkshire Group and the Rating Agencies of any proposed change to the location of the Eligible Account constituting the Certificate Account and shall not effect such change unless the Rating Agency Condition is satisfied.

                  (c) As provided in the Currency Swap, on each February 15 and August 15 (or, the immediately succeeding Business Day, if such February 15 or August 15 is not a Business Day), commencing August 15, 2000, the Swap Counterparty will pay a Dollar Swap Payment to the Trustee and the Trustee will pay a Sterling Swap Payment to the Swap Counterparty. Following a Swap Termination Event under the Currency Swap, the Currency Swap will terminate and no further scheduled payments will be owed by the Trustee or the Swap Counterparty under the Currency Swap (it being understood that any unpaid Dollar Swap Payment or other US Dollar amount owing by the Swap Counterparty at the time of such Swap Termination Event shall remain due and owing and that, in the case of a Swap Termination Event (other than as a result of a Conversion Event or an Optional Tax Redemption), the Trustee on behalf of the Certificateholders shall have a claim against the Swap Counterparty for any Swap Termination Payment).

                  (d) Upon the occurrence of a Conversion Event, the Notes shall in accordance with the terms of the Indenture automatically become US Dollar denominated Notes with a principal amount equal to the Certificate Principal Amount, effective from the date of the preceding interest payment date with respect to the Notes, with an annual interest rate of 8.25% until the Final Distribution Date, payable on February 15 and August 15 of each year. Upon such conversion, all distributions on the Certificates shall be payable from amounts paid by Yorkshire Finance under the Notes or, if applicable, Yorkshire Group under the Guarantee and received by the Trustee in respect of the Interest or, if applicable, any Unpaid Amounts.

                  SECTION 3.4. Realization Union Defaulted Notes. Subject to the provisions of Article IX hereof, the Trustee, on behalf of the Certificateholders, shall take such reasonable steps as are necessary to receive payment or to permit recovery with respect to the Interest; provided, however, that if, notwithstanding the Trustee's efforts, payment has not been made on the Interest and an Event of Default has occurred, the Trustee's sole obligation in respect of the Interest shall be to undertake the procedures set forth in
Section 6.13 hereof.

                  SECTION 3.5. Access to Certain Documentation. The Trustee shall provide to any US federal, State or local regulatory authority that may exercise authority over any Certificateholder or Certificate Owners or to any United Kingdom or Cayman Island tax authority access to the documentation regarding the Trust Assets required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Trustee designated by such regulatory authorities. In addition, access to the documentation regarding the Trust Assets will be provided to any Certificateholder or Certificate Owner upon reasonable request during normal business hours at the Corporate Trust Office at the expense of the Certificateholder or Certificate Owner requesting such access. Additionally, the Trustee shall provide at the request of any Certificateholder without charge to such Certificateholder the name and address of each Certificateholder as recorded in the Certificate Register for purposes of contacting the other Certificateholders with respect to their rights hereunder or for the purposes of effecting purchases or sales of the Certificates, subject to the transfer restrictions set forth herein. Yorkshire Group shall assist the Trustee in fulfilling any such request.

                  SECTION 3.6. Expenses of Trust. Yorkshire Group hereby agrees to pay to each Person to whom the Trust becomes indebted or liable the full amount, when and as due, of any indebtedness, expenses or liabilities of the Trust, other than under the Certificates, the Currency Swap or the Call Option.

                  SECTION 3.7. No Merger or Consolidation of Trust. The Trust may not merge with or into, convert into, consolidate or amalgamate with or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, any other Person.

                  SECTION 3.8. Exchange Rate Agency Agreement. The Trust will appoint the Trustee as the agent under an exchange rate agency agreement, and will enter into such an agreement with the Trustee, provided that such agreement shall have such terms and provisions as are reasonably acceptable to the Trustee, promptly upon the occurrence of any event that, with the passage of time or the giving of notice or both, would constitute, and in no event later than the occurrence of, a Swap Termination Event (other than a Conversion Event or an Optional Tax Redemption).


                                   ARTICLE IV

    Distributions and Reports to Certificateholders: Transfer of Certificates

                  SECTION 4.1. Distributions.

                  (a) On each Distribution Date, the Trustee shall distribute to the Certificateholders, to the extent of Available Funds, if any, the Dollar Distribution; provided, however, that if any such date is not a Business Day, the Trustee shall make such distribution on the next succeeding Business Day; provided, further, that if the Trustee has not received a Dollar Swap Payment or other US Dollar amount owed by the swap Counterparty to the Trustee under the Currency Swap by 11:00 a.m. (New York City time) on such Distribution Date (or, if such Distribution Date occurs on or after a Conversion Event, if the Trustee has not received any payment owed on the Interest by 11:00 a.m. (New York City time) on such Distribution Date), or by 11:00 a.m. (New York City time) on any Business Day succeeding such Distribution Date, as applicable, the Trustee shall upon receipt of such funds make such distribution no later than the next succeeding Business Day (and no additional amounts shall accrue on the Certificates or be owed to Certificateholders as a result of any such delay); and provided, further, that, on each Distribution Date occurring on or after a Swap Termination Event (other than as a result of a Conversion Event or an Optional Tax Redemption), the Trustee shall distribute to the Certificateholders, to the extent of Available Funds, if any, a semi-annual Pounds Sterling payment calculated at an annual interest rate as described in the indenture on the basis of a 365 or 366-day, as applicable, year and the actual number of days elapsed due on the principal amount of the Notes (subject to the provisos set forth above). Any funds held by the Trustee hereunder as a result of a delay shall be held uninvested and without liability for interest thereon.

                  (b) Dollar Distributions or Pounds Sterling distributions, as the case may be, to the Certificateholders with respect to each Distribution Date will be made to the Certificateholders of record on the related Record Date (except as otherwise provided in Section 10.1 hereof in respect of the Final Distribution).

                  (c) All Dollar Distributions or Pounds Sterling distributions, as the case may be, to Certificateholders shall be allocated pro rata among the Certificateholders based on the respective principal balance of the Certificates held by each such Certificateholder as of the Record Date with respect to such Distribution Date.

                  (d) Subject to Section 4.1(a) and Section 4.2, the Trustee will pay in immediately available funds on each Distribution Date all amounts payable to each Certificateholder with respect to any Certificate held by such Certificateholder or its nominee (without the necessity for any presentation or surrender thereof or any notation of such payment thereon) in the manner and at the address as each Certificateholder may from time to time direct the Trustee in writing fifteen days prior to such Distribution Date requesting that such payment will be so made and designating the bank account to which such payment shall be made. The Trustee shall be entitled to rely on the last instruction delivered by the Certificateholder pursuant to this Section 4.1(d) unless a new instruction is delivered at least fifteen days prior to a Distribution Date.

                  (e) The rights of the Certificateholders to receive Dollar Distributions or Pounds Sterling distributions, as the case may be, in respect of the Certificates, and all interests of the Certificateholders in such Dollar Distributions or Pounds Sterling distributions, as the case may be, shall be as set forth herein. The Trustee shall in no way be responsible or liable to the Certificateholders nor shall any Certificateholder in any way be responsible or liable to any other Certificateholder in respect of amounts previously distributed on the Certificates based on their respective Certificate Principal Balances.

                  SECTION 4.2. Final Distributions.

                  (a) On the Final Distribution Date, the Trustee shall distribute to Certificateholders (in addition to the Dollar Distribution or Pounds Sterling distribution, as the case may be, as provided in Section 4.1) an amount equal to the Option Proceeds or the Liquidation Proceeds, as the case may be, plus any other amount received in respect of the Currency Swap on the Final Distribution Date, plus any additional amounts remaining in the Certificate Account on the Final Distribution Date after the payment of amounts, if any, due to the Callholder pursuant to Section 3.3 hereof provided, however, if the Final Distribution Date is not a Business Day, the Trustee shall make such distribution on the next succeeding Business Day; and provided, further, that if the Trustee has not received such amounts by 11:00 a.m. (New York City time in the case of Dollars, and London time in the case of Pounds Sterling) on any Business Day, the Trustee shall upon receipt of such funds make such distribution no later than the next succeeding Business Day (and no additional amounts shall accrue on the Certificates or be owed to Certificateholders as a result of any such delay).

                  (b) Except as otherwise provided in Article X, the Final Distribution shall be made to the Certificateholders only upon the presentation and surrender of such Certificates at a designated office of the Trustee in New York City or such other office of the Trustee as may be specified in the notice referred to in Section 11.6.

                  (c) Except as otherwise provided in Article X, in connection with the Final Distribution, no later than 30 days preceding the Final Distribution Date, the Trustee shall give notice to each Certificateholder:

                  (i) of the date that the Trustee expects that the Final Distribution will be made but only upon presentation and surrender of Certificates at the Corporate Trust Office or such other office of the Trustee specified in such notice;

                  (ii) of the expected amount of the Final Distribution for each Certificate per initial $100,000 Certificate Principal Balance; and

                  (iii) that the Record Date otherwise applicable to the Final Distribution is not applicable and distributions will be made to Certificateholders only upon presentation and surrender of the Certificate or Certificates of each such Certificateholder at the Corporate Trust Office or such other specified office or agency of the Trustee.

                  (d) Any funds not distributed to a Certificateholder on the Final Distribution Date because of the failure of such Certificateholder to tender its Certificate or Certificates shall, on such date, be set aside and held in trust and credited to the account of such non-tendering Certificateholder. If any Certificates as to which notice has been given pursuant to this Section 4.2 shall not have been surrendered for cancellation within six months after the date specified in such notice, the Trustee shall give a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the Final Distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, subject to applicable laws with respect to escheat of funds, such amounts shall be discharged from the Trust and be paid by the Trustee to the Administrative Party; and such Certificateholder shall thereafter, as an unsecured general creditor, look only to the Administrative Party for payment thereof (but only to the extent of the amounts so paid to the Administrative Party), and all liability of the Trustee with respect to such trust moneys shall thereupon cease. Upon receipt of such amounts from the Trustee, the Administrative Party shall set up a non-interest bearing trust account containing such funds for the benefit of such Certificateholders. The costs and expenses of maintaining the funds in trust shall be paid from the assets remaining in trust. No interest shall accrue on or be payable to any Certificateholder on any amount held in trust as a result of such Certificateholder's failure to surrender its Certificate or Certificates for the Final Distribution in respect thereto in accordance with this Section 4.2.

                  SECTION 4.3. Reports to Certificateholders. On the Business Day following each Distribution Date, the Trustee shall forward or cause to be forwarded to Yorkshire Group and each Certificateholder, a statement setting forth the amount of the distribution on such Distribution Date to Certificateholders allocable to principal of and interest on the Notes and the amount of aggregate unpaid interest accrued on the Notes as of such Distribution Date. Such amounts shall be expressed as a US Dollar amount per minimum denomination of Certificates or for such other specified portion thereof. Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of this Agreement, the Trustee shall furnish (or cause to be furnished), to each person who at any time during such calendar year shall have been a holder of record of Certificates and received any payment thereon, a statement containing such information as may be required by the Code and applicable US Treasury Department regulations to enable such Certificateholder to prepare its US federal income tax returns and as shall have been provided to the Trustee by the Administrative Party, except as to the amounts of payments made to holders of record of Certificates.

                  SECTION 4.4. Compliance with Withholding Requirements: Tax Treatment and Reporting.

                  (a) Notwithstanding any other provision of this Agreement to the contrary, the Trustee shall comply with all US federal withholding requirements respecting distributions to Certificateholders that the Trustee reasonably believes are applicable under the Code (including any requirements to withhold at reduced rates upon receipt of appropriate US federal tax forms). The consent of Certificateholders or beneficial owners of Certificates shall not be required for such withholding. In the event the Trustee does withhold any amount from distributions to any Certificateholders pursuant to US federal withholding requirements, the Trustee shall indicate in the statement required pursuant to
Section 4.3 the amount so withheld.

                  (b) The Trustee shall (i) use all reasonable efforts to ensure that neither it nor the Trust becomes a UK Tax Resident, (ii) maintain (or cause to be maintained) the books of the Trust on a calendar year basis using the accrual method of accounting, (iii) pursuant to instructions from the Administrative Party, file such tax returns relating to the Trust and make such elections as may from time to time be required or appropriate under any applicable State or US federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a grantor trust for US federal income tax purposes, (iv) cause such tax returns to be signed in the manner required by law, and (v) collect and pay over (or cause to be collected and paid over) to the appropriate governmental authority any withholding tax as described in and in accordance with Section 4.4(a) with respect to income or distributions to Certificateholders.

                  SECTION 4.5. Transfer of Certificates.

                  (a) General. A Certificateholder may, in any transaction or series of transactions, directly or indirectly (each of the following, a "transfer"), (i) sell, assign or otherwise in any manner dispose of all or any part of its interest in any Certificate issued to it, whether by act, deed, merger or otherwise, or (ii) mortgage, pledge or create a lien or security interest in such beneficial interest, in each case, only if such transfer satisfies the conditions set forth in this Section 4.5. No purported transfer of any interest in any Certificate or any portion thereof which is not made in accordance with this Section 4.5 shall be given effect by or be binding upon the Trust or the Trustee and any such purported transfer shall be null and void ab initio and vest in the transferee no rights against the Trust or the Trustee.

                  (b) Conditions to Transfer. Subject to the requirements contained in Articles V and VI hereof, a Certificateholder may sell or otherwise transfer a Certificate or its beneficial interest in a Certificate only (A)(i) to the Trust, (ii) pursuant to a registration statement which has been declared effective under the Securities Act, (iii) for so long as the Certificates are eligible for resale pursuant to Rule 144A, to a person it reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 1 44A, (iv) pursuant to offers and sales to non-US persons that occur outside the US within the meaning of Regulation S or (v) pursuant to any other available exemption from the registration requirements of the Securities Act and (B) to a person who is not a UK Tax Resident.

                  (c) Invalid Transfers. If the Trustee or the Certificate Registrar determines that (i) a transfer or attempted or purported transfer of any interest in any Certificate was consummated in reliance on an incorrect form or certification from the transferee or purported transferee, (ii) a transferee failed to deliver to the Trustee or the Certificate Registrar any form or certificate required to be delivered hereunder or (iii) the holder of any interest in a Certificate is in breach of any representation or agreement set forth in any certificate or any deemed representation or agreement of such holder, the Certificate Registrar will not register such attempted or purported transfer and if a transfer has been registered, such transfer shall be absolutely null and void ab initio and vest no rights in the purported transferee (such purported transferee, a "Disqualified Transferee") and the last preceding Holder of such Certificate that was not a Disqualified Transferee shall be restored to all rights as a Holder thereof retroactively to the date of transfer of such Certificate by such Holder, except as to any payments made to such transferee prior to receipt by the Trustee of notice or other evidence that such transferee was a Disqualified Transferee.

                  In addition, the Trustee may require that the interest in the Certificate purported to be transferred to a Disqualified Transferee be transferred to any Person (other than YPG Holdings or one of its Affiliates) designated by YPG Holdings at a price determined by YPG Holdings based upon its estimation of the prevailing price of such interest and each Certificateholder, by acceptance of an interest in a Certificate, authorizes the Trustee to take such action. In any case, neither the Trustee nor the Certificate Registrar will be held responsible for any losses that may be incurred as a result of any required transfer under this Section 4.5(c).

                  Notwithstanding anything contained herein to the contrary, neither the Trustee nor the Certificate Registrar shall be responsible for ascertaining whether or not any transfer complies with the registration provisions of or exemptions from, or is otherwise not subject to the provisions of, the Securities Act or applicable state securities law; provided that if a certificate is specifically required to be delivered to the Trustee or the Certificate Registrar by a purchaser or transferee of a Certificate, the Trustee or the Certificate Registrar shall be under a duty to examine the same to determine whether it conforms to the requirements of this Agreement and shall promptly notify the party delivering the same if such certificate does not conform.

                  SECTION 4.6. Rule 144A Information. At any time when the Trust is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of any Certificateholder and provided that Yorkshire Group shall have complied with the succeeding sentence, the Trust shall promptly furnish to such Certificateholder or to a prospective purchaser of a Certificate designated by such Certificateholder, as the case may be, the information required to be delivered pursuant to paragraph (d)(4) of Rule 144A in order to permit compliance by such Certificateholder with Rule 144A in connection with the resale of such Certificate by such Certificateholder. Yorkshire Group will provide to the Trust, in a timely manner, the information required to be delivered by the Trust under this Section 4.6.

                                    ARTICLE V

                                 Security Forms

                  SECTION 5.1. Forms Generally. The Certificates and the Trustee's certificates of authentication thereof shall be in substantially the forms set forth in Exhibit A, with such appropriate legends, insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution of the Certificates.

                  Certificates offered and sold in their initial distribution in reliance on Rule 144A shall be issued in the form of one or more Restricted Global Securities (collectively, and, together with their Successor Certificates, the "Rule 144A Global Security"). Certificates offered and sold in their initial distribution in reliance on Regulation S shall be issued in the form of one or more Regulation S Global Securities (collectively, and, together with their Successor Certificates, the "Regulation S Global Security"). Each of the Rule 144A Global Security and the Regulation S Global Security shall be in fully registered form without interest coupons, substantially in the form of Certificate set forth in Exhibit A, with such applicable legends as are provided for in Sections 5.2 and 6.8(a), except as otherwise permitted herein, and initially shall be registered in the name of the Depository or its nominee and deposited with The Bank of New York, as custodian for the Depository, at the corporate trust business office of The Bank of New York, duly executed by the Trust and authenticated by the Trustee as hereinafter provided, for credit by the Depository to the respective accounts of beneficial owners of the Certificates represented thereby (or such other accounts as they may direct).

                  SECTION 5.2. Restricted Legend.

                  (a) All Certificates initially issued hereunder shall, upon issuance, bear the applicable legends as are provided in Section 5.2(c) and such legends shall not be removed except as set forth in Section 5.2(b) or unless the Trustee determines otherwise based upon a Company Order (which shall state that such Certificate may be issued without such legend in accordance with applicable law) delivered to the Trustee (and the Certificate Registrar, if other than the Trustee).

                  (b) Unless with respect to the whole or any portion of any Certificate that bears or is required to bear the applicable legends as are provided in Section 5.2(c) the Trustee determines otherwise as provided in
Section 5.2(a), such legends shall be removed by the Trustee (i) in the case of the Rule 144A Global Security or any Definitive Certificate issued in exchange for an interest therein, upon presentation thereof by the Certificateholder to the Trustee at any time on or after the occurrence of the "Resale Restriction Termination Date" specified in such legends and (ii) in the case of the Regulation S Global Security or any Definitive Certificate issued in exchange for an interest therein, upon presentation thereof by the Certificateholder to the Trustee at any time on or after the expiration of the "distribution compliance period" (within the meaning of Regulation S). If a holder of a beneficial interest in the Rule 144A Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security, or if a holder of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Security, upon receipt by the Trustee of (A) written instructions given in accordance with the rules and procedures of the Depository (together with, as applicable, the rules and procedures of Euroclear and Clearstream, Luxembourg, the "Applicable Procedures") from the applicable Participant directing the Trustee to cause to be credited to another account of a Participant a beneficial interest in the Regulation S Global Security or the Rule 144A Global Security (as the case may be) equal to that of the beneficial interest in the Rule 144A Global security or the Regulation S Global Security (as the case may be) to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding such other account, as well as the account of Euroclear or Clearstream, Luxembourg (as the case may be) for which such other account is held, to be credited with, and the account of such applicable Participant to be debited for, such beneficial interest and (C) a certificate satisfactory to Yorkshire Group, YPG Holdings, the Trust and the Trustee, as to such transfer's compliance with the registration requirements of the Securities Act, given by the transferor of such beneficial interest, the Trustee shall (1) reduce or increase (as the case may be) the principal amount of the Rule 144A Global Security, and increase or reduce (as the case may be) the principal amount of the Regulation S Global Security, in each case by an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Security or the Regulation S Global Security (as the case may be) to be so transferred, as evidenced as provided in Section 6.8(c) and (2) instruct the Depository to credit and debit such beneficial interests to the respective accounts specified in the instructions referred to above.

                  (c) Each Certificate initially issued hereunder shall, upon issuance, bear the following legends:

                  THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                  THIS CERTIFICATE MAY NOT BE PURCHASED, ACQUIRED OR HELD BY, OR SOLD OR OTHERWISE TRANSFERRED TO, ANY PERSON WHO IS RESIDENT OR ORDINARILY RESIDENT IN THE UNITED KINGDOM FOR TAX PURPOSES (A "UK TAX-RESIDENT"). ANY PURPORTED TRANSFER TO A UK TAX-RESIDENT SHALL BE NULL AND VOID AND OF NO EFFECT.

                  THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS CERTIFICATE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE TRUST OR ANY AFFILIATE OF THE TRUST WAS THE OWNER OF THIS CERTIFICATE (OR ANY PREDECESSOR OF THIS CERTIFICATE) OR THE EXPIRATION OF SUCH SHORTER PERIOD AS MAY BE PRESCRIBED BY

RULE 144(k), OR ANY SUCCESSOR PROVISION THEREOF, UNDER THE SECURITIES ACT, ONLY
(A) TO THE TRUST, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-US PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE TRUST, YORKSHIRE POWER FINANCE 2 LIMITED, YORKSHIRE POWER GROUP LIMITED AND THE TRUSTEE PRIOR TO SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D) OR (E) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE AS TO COMPLIANCE WITH CERTAIN CONDITIONS TO TRANSFER IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE OR SUCH EARLIER TIME AS DETERMINED BY THE TRUST IN ACCORDANCE WITH APPLICABLE LAW.


                                   ARTICLE VI

                                The Certificates

                  SECTION 6.1. Designation: Certificate Principal Amount and Denominations. There is hereby created a series of trust certificates to be issued pursuant to this Agreement to be known as" 8.25% Pass-Through Asset Trust Securities Due February 15, 2005". The Certificates shall be issued in the form of one or more Global Securities as set forth in Section 6.8 hereof. Except as provided in Section 6.4, the maximum Certificate Principal Balance that may be authenticated and delivered under this Agreement is $250,000,000. The Certificates are issuable in minimum denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

                  SECTION 6.2. Execution, Authentication and Delivery.

                  (a) The Certificates shall be executed by the Trustee, on behalf of the Trust. The signature may be manual or facsimile. Certificates bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Trustee shall be binding, notwithstanding that such individuals or any of them have ceased to bold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

                  (b) The Certificates that are executed, authenticated and delivered by the Trustee to or upon the Company Order on the Closing Date shall be dated the Closing Date. All other Certificates that are executed and authenticated after the Closing Date for any other purpose under the Agreement shall be dated the date of their authentication. Except as provided in Section 6.4, the Certificates shall all be originally issued on the Closing Date.

                  (c) No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose, unless there appears on such Certificate a certificate of authentication substantially in one of the forms provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder and is entitled to the benefits of this Agreement.

                  SECTION 6.3. Registration: Registration of Transfer and Exchange.
                  (a) The Trustee shall cause to be kept in the Corporate Trust Office (which shall be outside the United Kingdom) a register for Certificates (the registers maintained in such office and in any other office or agency of the Trustee in New York, New York being herein sometimes collectively referred to as the "Certificate Register") in which a transfer agent and registrar (which may be the Trustee) (the "Certificate Registrar") shall provide for the registration of the Certificates and the registration of transfers and exchanges of the Certificates. The Trustee is hereby initially appointed Certificate Registrar for the purpose of registering the Certificates and transfers and exchanges of Certificates as herein provided; provided, however, that the Trustee may appoint one or more co-Certificate Registrars. Upon any resignation of any Certificate Registrar, the Administrative Party shall promptly appoint a successor or, in the absence of such appointment, arrange for an Affiliate of the Administrative Party to assume the duties of Certificate Registrar; provided, however, that such Certificate Registrar shall remain at all times outside the United Kingdom.

                  (b) If a Person other than the Trustee is appointed by the Administrative Party as Certificate Registrar, the Administrative Party will give the Trustee prompt written notice of the appointment of a Certificate Registrar and of the location, and any change in the location, of the Certificate Register, and the Trustee shall have the right to rely upon a certificate executed on behalf of the Certificate Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Certificates and the principal amounts and numbers of such Certificates.

                  (c) Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by Yorkshire Group, the Trustee or the Certificate Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to Yorkshire Group, the Trustee and the Certificate Registrar, duly executed, by the Holder thereof or his attorney duly authorized in writing, with such signature guaranteed by a brokerage firm or financial institution that is a member of a Securities Approved Medallion Programs such as the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Inc. Medallion Signature Program (MSP).

                  (d) Upon surrender for registration of transfer of any Certificate at the office or agency of the Trustee and subject to Section 4.5 and Article V, if the requirements of Section 8-401(a) of the Uniform Commercial Code are met to the satisfaction of Yorkshire Group, the Trustee shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of any authorized denominations, of a like aggregate Certificate Principal Balance.

                  (e) At the option of the Holder, Certificates (other than the Global Securities) may be exchanged for other Certificates of any authorized denomination or denominations of like tenor and aggregate Certificate Principal Balance and bearing the applicable legends set forth in Section 5.2(c) upon surrender of the Certificates to be exchanged at the office or agency of the Trustee maintained for such purpose.

                  (f) Whenever any Certificates are so surrendered for exchange, the Trust shall execute, authenticate and deliver the Certificates that the Holder making the exchange is entitled to receive.

                  (g) If at any time the Depository for the Certificates notifies Yorkshire Group that it is unwilling or unable to continue as Depository for the Certificates or if at any time the Depository for the Certificates shall no longer be eligible under Section 6.8(b), the Administrative Party shall appoint a successor Depository (which is neither a UK Tax Resident nor acting out of a United Kingdom branch or agency for the purposes of this transaction) with respect to the Certificates. If a successor Depository for the Certificates is not appointed by the Administrative Party within 120 days after Yorkshire Group receives such notice or becomes aware of such ineligibility, the Trustee will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of Definitive Certificates, will authenticate and deliver Definitive Certificates in an aggregate Certificate Principal Balance equal to the aggregate Certificate Principal Balance of the Global Security or Securities representing Certificates in exchange for such Global Security or Securities.

                  (h) Upon surrender to the Trustee of a Global Security by the Depository, accompanied by registration instructions, the Trustee shall execute and the Trustee shall authenticate the Definitive Certificates in accordance with the instructions of the Depository. None of the Administrative Party, Yorkshire Group, the Certificate Registrar or the Trustee shall be liable for any delay in delivery of the Company Order and may conclusively rely on, and shall be protected in relying on, the Company Order. Upon the issuance of Definitive Certificates, the Trustee shall recognize the holders of the Definitive Certificates as Holders.

                  (i) Upon the exchange of a Global Security for Definitive Certificates, such Global Security shall be cancelled by the Trustee. Definitive Certificates issued in exchange for a Global Security pursuant to this Section
6.3 shall be registered in such names and in such authorized denominations as the Depository for such Global Security, pursuant to instructions from its Participants, any indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Certificates to the Persons in whose names such Certificates are so registered.

                  (j) All Certificates issued upon any registration of transfer or exchange of Certificates shall constitute complete and indefeasible evidence of ownership in the Trust related to such Certificates and be entitled to the same benefits under this Agreement as the Certificates surrendered upon such registration of transfer or exchange.

                  (k) No service charge shall be made to a Holder for any registration of transfer or exchange of Certificates, but Yorkshire Group may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than exchanges pursuant to Section 6.3 not involving any transfer.

                  SECTION 6.4. Mutilated, Destroyed, Lost or Stolen
Certificates.

                  (a) If (i) any mutilated Certificate is presented to the Trustee or (ii) Yorkshire Group and the Trustee receive (A) evidence to their satisfaction of the mutilation, destruction, loss or theft of any Certificate and (B) such security or indemnity as they may require to hold each of them and any Paying Agent harmless, and neither Yorkshire Group, the Administrative Party nor the Trustee receives notice that such Certificate has been acquired by a bona fide purchaser, then the Trustee shall execute and the Trustee, upon receipt of a Company Order, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate a new Certificate of like tenor, form, terms and principal amount, bearing a number not contemporaneously Outstanding.

                  (b) If after the delivery of a replacement Certificate in respect of a mutilated, destroyed, lost or stolen Certificate, a bona fide purchaser of the original Certificate in lieu of which such replacement Certificate was issued presents for payment such original Certificate, the Trustee shall be entitled to recover such replacement Certificate (or such distribution in respect of that Certificate) from the Person to whom it was delivered or any Person taking such replacement Certificate from such Person to whom such replacement Certificate was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon any security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Trustee in connection therewith.

                  (c) Upon the issuance of any new Certificate under this
Section 6.4, Yorkshire Group may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in respect thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  (d) Every new Certificate issued pursuant to this Section 6.4 shall constitute complete and indefeasible evidence of ownership in the Trust, its income and assets whether or not the mutilated, destroyed, lost or stolen Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates duly issued hereunder.

                  (e) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

                  SECTION 6.5. Distribution of Available Funds.

                  (a) Available Funds to be distributed to the Holder of any Certificate that are payable and are punctually paid or duly provided for on any Distribution Date shall be distributed to the Person in whose name such Certificate (or one or more Predecessor Certificates) is registered at the close of business on the related Record Date notwithstanding the cancellation of such Certificate upon any transfer or exchange subsequent to such related Record Date. The distribution of Available Funds to Certificateholders shall be made at the Corporate Trust Office or, at the option of the Trustee, by check mailed to the address of the Person entitled thereto as such address shall appear in the Certificate Register or by wire transfer to an account designated by the Holder.

                  (b) Subject to the foregoing provisions of this Section 6.5, each Certificate delivered under this Agreement upon transfer of or in exchange for or in lieu of any other Certificate shall carry the rights to receive distributions of Available Funds that were carried by such other Certificate.

                  (c) With respect to any computations or calculations to be made under this Agreement and the Certificates, except as otherwise provided,
(i) all percentages resulting from any calculation of accrued interest will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded downward, and (ii) all currency amounts will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded downward).

                  SECTION 6.6. Persons Deemed Owners.

                  (a) The Administrative Party, Yorkshire Group, the Trustee and any agent of the Administrative Party, Yorkshire Group or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions of Available Funds on such Certificate and for all other purposes whatsoever, whether or not such Certificate be overdue, and neither the Administrative Party, Yorkshire Group or the Trustee, nor any agent of the Administrative Party, Yorkshire Group or the Trustee shall be affected by notice to the contrary. All distributions made to any Holder, or upon his order, shall be valid, and, to the extent of the sum or sums paid, effectual to satisfy and discharge the liability for moneys distributable upon such Certificate.

                  (b) Neither the Administrative Party, Yorkshire Group, the Certificate Registrar, the Trustee nor any of their agents will have any responsibility or liability for any aspect of the records relating to or distributions made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                  SECTION 6.7. Cancellation. All Certificates surrendered for payment, redemption, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. No Certificates shall be authenticated in lieu of or in exchange for any Certificates cancelled as provided in this Section 6.7, except as expressly permitted by this Agreement. All cancelled Certificates may be held or disposed of by the Trustee in accordance with its standard retention or disposal policy as in effect at the time unless Yorkshire Group shall direct by Company Order that they be returned to it; provided, however, that such Company Order is timely and the Certificates have not been previously disposed of by the Trustee. The Trustee shall certify to Yorkshire Group that surrendered Certificates have been duly cancelled and retained or destroyed, as the case may be.

                  SECTION 6.8. Global Securities.

                  (a) The Certificates shall be registered Certificates and will be represented by one or more Global Securities issued in accordance with this
Section 6.8 and Article V and initially registered in the name of Cede & Co., as nominee of The Depository Trust Company. The Trustee shall execute and the Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent an aggregate initial Certificate Principal Balance equal to the aggregate initial Certificate Principal Balance of the Certificates, (ii) shall be delivered by the Trustee to the Depository or pursuant to the Depository's instruction and (iii) shall bear a legend substantially to the following effect:
"Unless and until it is exchanged in whole for the individual Certificates represented hereby, this Global Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to a successor nominee or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository."

                  (b) No Holder of a Certificate will receive a Definitive Certificate representing such Holders interest in such Certificate or Certificates, except as provided in Section 6.3 and Section 6.13. Unless and until definitive, fully registered Certificates (the "Definitive Certificates") have been issued to Holders pursuant to Section 6.3 or Section 6.13:

                  (i) the provisions of this Section 6.8 shall be in full force and effect;

                  ii) the Certificate Registrar and the Trustee shall be entitled to deal with the Depository for all purposes of this Agreement (including the distribution of Available Funds with respect to the Certificates and the giving of instructions or directions hereunder) as the sole Holder of the Certificates, and shall have no obligation to the Certificate Owners;

                  (iii) to the extent that the provisions of this Section 6.8 conflict with any other provisions of this Agreement other than Section 3.5, the provisions of this Section 6.8 shall control;

                  (iv) the rights of Certificate Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Certificate Owners and the Depository or its Participants; and

                  (v) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Certificates evidencing a specified percentage of the aggregate Voting Rights, the Depository shall be deemed to represent such percentage only to the extent that it has received written instructions to such effect from Certificate Owners or Participants in the Depository's system owning or representing, respectively, such required percentage of the beneficial interests in the Certificates and has delivered such instructions to the Trustee.

                  (c) The Depository must, at all times while it serves as Depository, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

                  (d) If any Global Security is to be exchanged for other Certificates or cancelled in whole, it shall be surrendered by or on behalf of the Depository or its nominee to the Trustee, as Certificate Registrar, for exchange or cancellation as provided in this Article VI or, if the Trustee is acting as custodian for the Depository or its nominee (or is party to a similar arrangement) with respect to such Global Security, the principal amount thereof shall be reduced to reflect that either all or none of the Certificates will be held as a Global Security after giving effect to such exchange or transfer, as the case may be, in each case by means of an appropriate adjustment made on the records of the Trustee, whereupon the Trustee shall instruct the Depository or its authorized representative to make a corresponding adjustment to its records (including by crediting or debiting any Participant's account as necessary to reflect any transfer or exchange of a beneficial interest pursuant to Section 5.2(b)). Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to this Section 6.8 and as otherwise provided in this Article VI, authenticate and deliver any Certificates issuable in exchange for such Global Security to or upon the order of, and registered in such names as may be directed by, the Depository or its authorized representative in writing. Upon the request of the Trustee in connection with the occurrence of any of the events specified in Section 6.3 or 6 13, Yorkshire Group shall promptly make available to the Trustee a reasonable supply of Certificates that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depository or its authorized representative which is given or made pursuant to this Article VI.

                  (e) Every Certificate authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Certificate is registered in the name of a Person other than the Depository or a nominee thereof.

                  (f) Subject to the provisions in the applicable legends required by Section 5.2(c) above, the registered Holder may grant proxies and otherwise authorize any Person, including Participants and Persons who may hold interests in Participants, to take any action that such Holder is entitled to take under this Agreement.

                  (g) Neither Participants nor any other Persons on whose behalf Participants may act shall have any rights under this Agreement with respect to any Global Security held on their behalf by the Depository or under the Global Security, and the Depository may be treated by the Administrative Party, Yorkshire Group, the Trustee and any agent of the Administrative Party, Yorkshire Group or the Trustee as the absolute owner of such Global Security for all purposes whatsoever.

                  SECTION 6.9. Notices to Depository. Whenever a notice or other communication to the Certificate Owners represented by one or more Global Securities is required under this Agreement, unless and until Definitive

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

Certificates shall have been issued to such Certificate Owners pursuant to
Section 6.3, the Trustee shall give all such notices and communications specified herein to be given to Certificate Owners to the Depository, and shall have no obligation to the Certificate Owners.

                  SECTION 6.10. Conditions of Authentication and Delivery. The Administrative Party shall deliver Certificates to the Trustee, and the Trustee shall execute on behalf of the Trust and authenticate and deliver such Certificates, shall purchase the Interest and shall execute and deliver the Call Option, the Currency Swap and other closing documents in connection with the issue of the Certificates, upon receipt of a Company Order.

                  SECTION 6.11. Appointment of Paying Agent. The Trustee may appoint one or more paying agents (which shall not be a UK Tax Resident nor act out of a branch or agency in the United Kingdom for the purposes of this transaction) (each, a "Paying Agent") with respect to the Certificates. Any such Paying Agent shall be authorized to make distributions to Certificateholders from the Certificate Account and shall report the amounts of such distributions to the Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Account for the purpose of making the distributions referred to above. The Trustee may revoke such power and remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be the Trustee and any co-paying agent (which shall not be a UK Tax Resident nor act out of a branch or agency in the United Kingdom for the purposes of this transaction) chosen by the Administrative Party and acceptable to the Trustee. Any Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Trustee and the Administrative Party. In the event that the Trustee shall no longer be the Paying Agent, the Trustee shall appoint a successor or additional Paying Agent (which shall not be a UK Tax Resident nor act out of a branch or agency in the United Kingdom for the purposes of this transaction). Any such successor or additional Paying Agent must be approved by the Administrative Party, whose approval shall not be unreasonably withheld or delayed. The Trustee shall cause each successor Paying Agent or additional Paying Agent to execute and deliver to the Trustee an instrument in which such successor or additional Paying Agent shall agree with the Trustee that it will hold all sums, if any, held by it for distribution to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be distributed to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal shall also return all funds in its possession to the Trustee. The provisions of Sections 9.1, 9.2, 9.3 and 9.5 shall apply to the Trustee also in its role as Paying Agent, for so long as the Trustee shall act as Paying Agent and, to the extent applicable, to any other Paying Agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise. Notwithstanding anything contained herein to the contrary, the appointment of a Paying Agent pursuant to this Section 6.11 shall not release the Trustee from the duties, obligations, responsibilities or liabilities arising under this Agreement other than with respect to funds paid to such Paying Agent.

                  SECTION 6.12. Authentication Agent.

                  (a) The Trustee may appoint one or more Authenticating Agents (which shall not be a UK Tax Resident nor act out of a branch or agency in the

United Kingdom for the purposes of this transaction) (each, an "Authenticating Agent") with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating such Certificates outside the United Kingdom in connection with the issuance, delivery and registration of transfer or exchange of such Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Administrative Party. Notwithstanding anything contained herein to the contrary, the appointment of an Authenticating Agent pursuant to this Section 6.12 shall not release the Trustee from the duties, obligations, responsibilities or liabilities arising under this Agreement.

                  (b) Any institution succeeding to the corporate agency business of any Authenticating Agent shall continue to be an Authenticating Agent without the execution or filing of any power or any further act on the part of the Trustee or such Authenticating Agent; provided, however that such institution shall not be a UK Tax Resident nor act out of a branch or agency in the United Kingdom for the purposes of this transaction. An Authenticating Agent may at any time resign by giving notice of resignation to the Trustee and to the Administrative Party. The Trustee may at any time terminate the agency of an Authenticating Agent by giving notice of termination to such Authenticating Agent and to the Administrative Party. Upon receiving such a notice of resigna-tion or upon such a termination, or in case at any time an Authenticating Agent shall cease to be acceptable to the Trustee or the Administrative Party, the Trustee promptly may appoint a successor Authenticating Agent. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless acceptable to the Administrative Party and it shall not be a UK Tax Resident nor act out of a branch or agency in the United Kingdom for the purposes of this transaction. The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.12. The provisions of Section 9.1, 9.2 and 9.3 shall be applicable to any Authenticating Agent.

                  (c) Pursuant to an appointment made under this Section 6.12, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

                  This is one of the Certificates described in the Trust Agreement referred to herein.


                                       -----------------------------------------

                                       -----------------------------------------
                                       as Authenticating Agent
                                       for the Trustee

                                       by

                                       -----------------------------------------
                                       Authorized Signatory


                  SECTION 6.13. Remedies. Following the occurrence of an Event of Default, or a payment default by the Swap Counterparty under the Currency Swap or upon a Swap Termination Event, the Trustee shall, within five Business Days of obtaining knowledge of such Event of Default, default or Swap Termination Event, mail a notice of such Event of Default, default or Swap Termination Event to each Certificateholder of record as of the date the Trustee obtained such knowledge. The Trustee shall request instructions from Certificateholders as to what actions to take or cause to be taken or remedies to exercise or cause to be exercised under the Notes or the Currency Swap, including any actions or remedies with respect to, in the case of a payment default by the Swap Counterparty under the Currency Swap, any unpaid Dollar Swap Payment or other US Dollar amount owing by the Swap Counterparty under the Currency Swap and, in the case of a Swap Termination Event (other than as a result of a Conversion Event or an Optional Tax Redemption), any claim against the Swap Counterparty for any Swap Termination Payment and whether or not such Swap Termination Payment shall constitute Available Funds. The Trustee shall take or cause to be taken such actions or exercise or cause to be exercised such remedies as are permitted under the Notes or the Currency Swap and as Certificateholders holding the Required percentage shall direct in writing; provided, however, that the Trustee shall only authorize the issuance of Definitive Certificates upon the affirmative vote of the Required percentage; provided, further, that Definitive Certificates representing 100% of the outstanding principal balance of the Certificates shall be issued if any Definitive Certificates are issued; and provided, further, that the Trustee may not sell, liquidate or otherwise dispose of the interest other than in connection with a Trust Termination Event; and provided, further, the Trustee shall be under no obligation to take any action at the request, order or direction of Certificateholders unless such Certificateholders have offered the Trustee reasonable security or indemnity. The Trustee shall have no liability for any failure to act resulting from the Certificateholders' late return of, or failure to return, directions requested by the Trustee from the Certificateholders.

                                   ARTICLE VII

                  Yorkshire Group and the Administrative Party

                  SECTION 7.1. Liability of Yorkshire Group. Yorkshire Group shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement.

                  SECTION 7.2. Limitation on Liability of Yorkshire Group. Neither Yorkshire Group nor any of the directors, officers, employees or agents of Yorkshire Group shall be under any liability to the Trust or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect Yorkshire Group or any such person against any breach of warranties, representations or covenants made herein, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

                  Yorkshire Group shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that Yorkshire Group may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.

                  SECTION 7.3. Ownership of Administration Certificate. The Administrative Party has acquired, and will continue to retain, except as described below, ownership of the Administration Certificate. To the fullest extent permitted by law, any attempted transfer of the Administration Certificate, except for transfers by operation of law or to a successor Administrative Party at the request of Yorkshire Group pursuant to Section 7.4, shall be void. The Administration Certificate shall contain a legend. stating "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED IN THE TRUST AGREEMENT REFERRED TO HEREIN".

                  SECTION 7.4. Transfer of Administration Certificate. Upon a transfer of the Administration Certificate in accordance with Section 7.3:

                  (a) The Administrative Party surrendering the Administration Certificate (the "Surrendering Party") (or its duly authorized attorney) shall surrender such certificate at the Corporate Trust Office along with a written instrument of surrender, in form satisfactory to the Trustee and the Certificate Registrar, duly executed by the Surrendering Party. Thereupon, the Surrendering Party shall cease to be the Administrative Party. The surrendered Administration Certificate shall be canceled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice; and

                  (b) Immediately upon such surrender, (i) the Trustee, on behalf of the Trust, shall execute and deliver in the name of the successor Administrative Party a new Administration Certificate dated the date of delivery and (ii) the successor Administrative Party shall evidence its acceptance by executing the new Administration Certificate and taking possession thereof. Thereupon, such entity shall be deemed to be the Administrative Party.

                  Subject to Section 9.5, no service charge shall be made for any registration of transfer or surrender of the Administration Certificate.

                  SECTION 7.5. No Economic Interest in the Trust.

                  (a) The Administrative Party, by virtue of its possession of the Administration Certificate, has a beneficial interest in the Trust;
provided, however, that the Administrative Party, solely by virtue of its possession of the Administration Certificate, shall not be a trustee of the Trust nor shall it have an undivided beneficial interest in the property of the Trust nor shall it be entitled to any financial or monetary Interest in the Trust, including, but not limited to, any distribution, any amounts paid on liquidation or termination of the Trust, or any entitlement to the Notes or payments thereon.

                  (b) Possession of the Administration Certificate does not:

                  (i) entitle the Administrative Party to income or assets of the Trust;

                  (ii) impose upon the Administrative Party any obligation as trustee with respect to the Trust or

                  (iii) impose upon the Administrative Party any obligation to act as a fiduciary (to the fullest extent of the law) with respect to the Trust or the Certificates.

                  SECTION 7.6. Certain Duties and Responsibilities. The rights, duties and responsibilities of the Administrative Party shall be only as provided by the Administration Certificate and this Trust Agreement. Notwithstanding the foregoing, no provision of the Administration Certificate or this Trust Agreement shall require the Administrative Party to expend any of its own funds in the performance of its duties as Administrative Party. Whether or not therein expressly so provided, every provision of the Administration Certificate and this Trust Agreement relating to the conduct of the Administrative Party shall be subject to the provisions of this Section.


                                  ARTICLE VIII

  Concerning the Currency Swap, the Call Option and the Early Redemption Right

                  SECTION 8.1. Currency Swap and Call Option.

                  (a) Concurrently with the issue of the Certificates, the Trustee shall execute the Currency Swap and the Call Option. The Trustee shall perform the Trust's obligations under the Currency Swap and the Call Option in accordance with their respective terms.

                  (b) The Trustee shall be permitted, without the consent of Certificateholders, to enter into any amendment to the Currency Swap or the Call Option, in accordance with the terms thereof, to cure any ambiguity in, or to correct or supplement any provision of, the Currency Swap or the Call Option; provided that (a) the Trustee has received an Opinion of Counsel to the effect that such amendment (i) will not materially adversely affect the interests of the Certificateholders and (ii) will not alter the status of the Trust as a grantor trust for US federal income tax purposes or make the Trust resident in the United Kingdom for United Kingdom tax purposes; provided, however, that counsel giving such opinion may conclusively rely upon an Officer's Certificate of Yorkshire Group with respect to the absence of any materially adverse effects of a non-legal nature. In the event the Trustee receives any other request from the Swap Counterparty or the Callholder, as the case may be, for approval of any consent relating to or waiver or other modification of the Currency Swap or the Call Option, the Trustee shall promptly deliver notice of such proposed consent, waiver or modification to each Certificateholder and shall request from the Certificateholders instructions as to whether or not to give or execute such consent, waiver or modification. Upon the direction of Holders of Certificates evidencing not less than the Required Percentage-Direction of Trustee of the aggregate Voting Rights of the Certificates, the Trustee shall enter into such consent, waiver or other modification of the Currency Swap or the Call Option; provided that the Trustee shall have received an Opinion of Counsel to the effect that such consent, waiver or other modification will not alter the status of the Trust as a grantor trust for US federal income tax purposes or make the Trust a UK Tax Resident; and provided further, that the Trustee shall not enter into any such consent, waiver or other modification if the Trustee determines (based upon advice of counsel upon which advice the Trustee may conclusively rely) that such consent, waiver or other modification would, in the case of the Currency Swap, alter the date on which any Dollar Swap Payments or other Dollar payments are to be made thereunder or alter the amount thereof and, in the case of the Call Option, alter the date on which the Call Option is exercisable or the amount payable upon exercise of the Call Option.

                  (c) Notwithstanding Section 8.1(b), the Trustee shall not enter into any amendment to, or give or execute any consent relating to or waiver or other modification of, the Currency Swap or the Call Option unless the Rating Agency Condition is satisfied.

                  SECTION 8.2 Obligations to the Callholder.

                  (a) Upon the exercise of the Call Option in accordance with its terms, the Trustee shall deliver or cause to be delivered the Interest upon the written direction of the Callholder, by 10:00 a.m. (New York City time) on the Settlement Date, provided that the Trustee shall have received notice of the exercise thereof from the Callholder on or prior to the Call Exercise Date in accordance with the terms of the Call Option and shall have received from the Callholder an amount, in immediately available funds in a form acceptable to the Trustee, equal to the Call Price for the Interest, by 2:00 p.m. (London time) on the Business Day prior to the Settlement Date.

                  (b) Upon receipt of the Call Price pursuant to Section 8.2(a), the Trustee shall include any such amount in Available Funds with respect to the Final Distribution (other than any interest received on the Call Price from the Business Day prior to the Settlement Date to the Settlement Date, which interest shall be payable to the Callholder).

                  SECTION 8.3. Early Redemption Right.

                  (a) If the Trustee fails to receive notice from the Callholder in accordance with the Call Option on or prior to 4:00 p.m. (New York City time) on the Call Exercise Date that it intends to exercise the Call Option, the Trustee, on behalf of the Certificateholders, shall, immediately thereafter, instruct the Book-Entry Depositary to give irrevocable written notice to Yorkshire Finance (the "Early Redemption Notice") that the Book-Entry Depositary will exercise the Early Redemption Right on the Settlement Date in accordance with the terms of the Notes and the Indenture.

                  (b) Subject to prior compliance with Section 8.3(a), the Early Redemption Right shall be exercised by the Book-Entry Depositary at the direction of the Trustee by delivery of the Notes to Yorkshire Finance at the time and in the manner specified in the Notes, together with such other documents as may be required by, and by satisfying such other applicable terms of, the Notes.

                  (c) Notwithstanding any other term of this Agreement, if the Callholder exercises the Call Option in accordance with the terms thereof but fails to make payment in full thereon by 2:00 p.m. (London time) on the Business Day preceding the Settlement Date, the Trustee, on behalf of the Trust, shall, immediately upon notice of or the occurrence of such default by the Callholder, instruct the Book-Entry Depositary to give irrevocable written notice to Yorkshire Finance that the Book-Entry Depositary intends to exercise the Early Redemption Right on the Settlement Date in accordance with the terms of the Notes. In such event, the Early Redemption Right shall then be exercised by the Book-Entry Depositary at the direction of the Trustee by surrender of the Notes to Yorkshire Finance at the time and in the manner specified in the Notes, together with such other documents as may be required by, and by satisfying any other applicable terms of, the Notes.


                                   ARTICLE IX

                             Concerning the Trustee

                  SECTION 9.1. Duties of Trustee: Notice of Defaults.

                  (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all such Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, the Currency Swap and the Call Option. During the period an Event of Default shall have occurred and be continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty. In the event of any payment default by the Swap Counterparty under the Currency Swap, the Trustee shall provide a notice to the Swap Counterparty of such default in the form of Exhibit D, and the Currency Swap shall terminate on the third Business Day following such default unless it is remedied before such date. In the event of any payment default by the Callholder under the Call Option, the Trustee shall provide a notice to the Callholder of such default in the form of Exhibit E, and the Call Option shall immediately terminate.

                  (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them in good faith to determine whether they conform on their face to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement, the Trustee shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to Yorkshire Group and Certificateholders.

                  (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                  (i) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of the Required Percentage relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                  (ii) except for actions expressly authorized by this Agreement, the Trustee shall take no actions reasonably likely to impair the interests of the Trust in any Trust Asset now existing or hereafter acquired or to impair the value of any Trust Asset now existing or hereafter acquired;

                  (iii) except as expressly provided in this Agreement, the Trustee shall have no power to vary the corpus of the Trust including by (A) accepting any substitute obligation or asset for a Trust Asset initially assigned to the Trustee under Section 2.1, (B) adding any other investment, obligation or security to the Trust or (C) withdrawing from the Trust any Trust Assets; and

                  (iv) in the event that the Paying Agent or the Certificate Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or Certificate Registrar, as the case may be, under this Agreement, the Trustee shall be obligated promptly upon its knowledge thereof to perform such obligation, duty or agreement in the manner so required.

                  SECTION 9.2. Certain Matters Affecting the Trustee.

                  (a) Except as otherwise provided in Section 9.1:

                  (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) the Trustee may consult with counsel of its selection and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; provided, however, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                  (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, approval, bond or other paper or document believed by it to be genuine, unless requested in writing to do so by Holders of the Required Percentage; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by -the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action; and

                  (vi) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian.

                  (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other Proceeding relating thereto, and any such Proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

                  SECTION 9.3. Trustee Not Liable for Recitals in Certificates or Trust Assets. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates or in any document issued in connection with the sale of the Certificates (other than the Trustee's signature and authentication on the Certificates). Except as set forth in

Section 9.11, the Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates (other Trustee's signature and authentication on the Certificates) or of any Trust Asset or related document

                  SECTION 9.4. Trustee May Own Certificates. The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Certificates arid may transact business with the other parties hereto with the same rights it would have if it were not Trustee.

                  SECTION 9.5. Trustee's Fees and Expenses; Indemnification.

                  (a) The Trustee shall be paid by Yorkshire Group as compensation for its services hereunder such fees as have been separately agreed upon from time to time by Yorkshire Group and the Trustee, and the Trustee shall be entitled to be reimbursed by Yorkshire Group for its reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Trustee may reasonably employ in connection with the exercise and performance of its rights and its duties hereunder and any investigation in connection therewith.

                  (b) Yorkshire Group shall indemnify and hold harmless the Trustee, Paying Agent and the Certificate Registrar against any loss, liability or expense incurred in connection with any action relating to or arising out of this Agreement, the Certificates, the Call Option, the Currency Swap, the Early Redemption Right, the Purchase Agreement, as applicable, or the acceptance of the trust created hereby or the performance of the duties of the Trustee, the Paying Agent or the Certificate Registrar hereunder except to the extent that such loss, liability or expense (i) is due to willful misfeasance, bad faith or negligence of the Trustee, the Paying Agent or the Certificate Registrar or (ii) relates to the payment obligations under the Certificates, the Currency Swap or the Call Option.

                  (c) The provisions of this Section 9.5 shall survive the resignation or removal of the Trustee, and the termination of this Agreement and the Trust.

                  SECTION 9.6. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation or an association which is not an Affiliate of Yorkshire Group (but may have normal banking relationships with Yorkshire Group and its Affiliates) organized and doing business under the laws of any State or the United States, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by US federal or State authority. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.6 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. Such corporation or association must be rated in one of the four highest rating categories by the Rating Agencies and must not be a UK Tax Resident nor acting for the purposes of this transaction out of a branch, office or agency in the United Kingdom.

                  SECTION 9.7. Resignation or Removal of the Trustee.

                  (a) The Trustee may at any time resign and be discharged from any trust hereby created by giving written notice thereof to Yorkshire Group, the Rating Agencies and to all Certificateholders. Upon receiving notice of resignation, the Administrative Party shall promptly appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to such Certificateholders by the Administrative Party. If no such successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.6 and shall fail to resign after written request therefor by the Administrative Party, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrative Party may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, if any, by the Administrative Party.

                  (c) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 9.7 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 9.8.

                  SECTION 9.8. Successor Trustee.

                  (a) Any successor trustee appointed as provided in Section 9.7 shall execute, acknowledge and deliver to the Administrative Party and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Trust Assets, documents and statements held by it hereunder, and Yorkshire Group and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations. No successor trustee shall accept appointment as provided in this Section 9.8 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of
Section 9.6.

                  (b) Upon acceptance of appointment by a successor trustee as provided in this Section 9.8, the Administrative Party shall transmit notice of the succession of such trustee hereunder to all Holders of Certificates and to the Rating Agencies in the manner provided in Section 11.6.

                  SECTION 9.9. Merger or Consolidation of Trustee. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to the business of the Trustee, or any corporation or association purchasing all, or substantially all, of the corporate trust business of the Trustee shall be the successor of the Trustee hereunder, provided such corporation or association shall be eligible under the provisions of Section 9.6, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  SECTION 9.10. Appointment of Office or Agency. The Trustee shall appoint an office or agency in The City of New York where the Certificates may be surrendered for registration of transfer or exchange, and presented for the Final Distribution with respect thereto, and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially appoints its Corporate Trust Office for such purpose.

                  SECTION 9.11. Representations and Warranties of Trustee. The Trustee represents and warrants that:

                  (i) the Trustee is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or association;

                  (ii) neither the execution, the delivery or performance by the Trustee of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will violate its charter documents or by-laws;

                  (iii) the Trustee has full power, authority and right to execute, deliver and perform its duties and obligations as set forth herein, has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and has satisfied all of the eligibility requirements set forth in Section 9.6;

                  (iv) this Agreement has been duly executed and delivered by the Trustee and constitutes the legal, valid and binding obligation of the Trustee, enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

                  (v) the execution, delivery and performance by the Trustee of this Agreement shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the banking and corporate trust activities of the Trustee.

                  SECTION 9.12. Limitation of Powers and Duties.

                  (a) The Trustee shall administer the Trust and the Trust Assets solely as specified herein.

                  (b) The Trust is constituted solely for the purpose of acquiring and holding the Trust Assets. The Trustee is not authorized to acquire any other investments or engage in any activities not authorized herein, and, in particular, the Trustee is not authorized (i) to sell, assign, transfer, exchange, pledge, set-off or otherwise dispose of any of the Notes, once acquired, or interests therein, including to Certificateholders (except pursuant to the Call Option, the Early Redemption Right and Section 4.2) or (ii) to do anything that would alter the status of the Trust as a grantor trust for US federal income tax purposes or which would make the Trust or the Trustee a UK Tax Resident or which would lead to either the Trust or the Trustee acting out of a United Kingdom branch or agency for the purposes of this transaction.

                  (c) The Trustee, as a holder of the Interest, has the right to direct the Depository as holder of the Book-Entry Interests to vote and give consents and waivers in respect of the Notes and enforce such other rights of a holder of the Notes except as otherwise limited by this Agreement. In the event that the Trustee receives a request from the Depository with respect to the Interest, for the Trustee's consent to any amendment, modification or waiver of the Notes or the Interest, or any document hereunder, or relating thereto, or receives any other solicitation for any action with respect to the Notes or the Interest, the Trustee shall within five Business Days mail a notice of such proposed amendment, modification, waiver or solicitation to each Certificateholder as of the date of such request. The Trustee shall request instructions from the Certificateholders as to what action to take in response to such request. Except as otherwise provided herein, the Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the Certificate Principal Balances) as the Certificates of the Trust were actually voted or not voted by the Holders thereof as of the date determined by the Trustee prior to the date such vote or consent is required; provided, however, that, notwithstanding anything to the contrary in this Agreement, the Trustee shall at no time vote in favor of or consent to any matter (i) unless such vote or consent would not, based on an Opinion of Counsel, alter the status of the Trust as a grantor trust for US federal income tax purposes or make the Trust or the Trustee a UK Tax Resident or lead to the Trust or the Trustee acting out of a United Kingdom branch or agency for purposes of this transaction, (ii) which would alter the amount of any payment on the Notes, other than in connection with a Trust Termination Event or (iii) which would result in the exchange or substitution of any Notes pursuant to a plan for the refunding or refinancing of such Notes, except during the continuation of an Event of Default, or which would otherwise result in a sale or exchange of Certificates for US federal income tax purposes and, in each case, other than in connection with a Trust Termination Event. The Trustee shall have no liability for any failure to act resulting from the Certificateholders' late return of, or failure to return, directions requested by the Trustee from the Certificateholders.

                  (d) Notwithstanding any provision of this Agreement to the contrary, for purposes of any security or indemnity against the costs, expenses and liabilities the Trustee may incur by reason of any action undertaken at the direction of the Certificateholders, which the Trustee may require from the Certificateholders prior to taking any such action, an unsecured indemnity agreement of a Certificateholder or any of its Affiliates, if acceptable to the Trustee, shall be deemed sufficient to satisfy such security or indemnity requirement.


                                    ARTICLE X

                                   Termination

                  SECTION 10.1. Termination.

                  (a) Upon presentation and surrender of the Certificates by the Certificateholders on the Final Distribution Date, the Trustee shall distribute to each Holder presenting and surrendering its Certificates the amounts distributable to such Holder in accordance with Sections 4.1 and 4.2 in respect of the Certificates so presented and surrendered. Any funds not distributed on the Final Distribution Date shall be set aside and held in trust for the benefit of Certificateholders not presenting and surrendering their Certificates in the aforesaid manner, and shall be disposed of in accordance with Section 4.2(d).

                  (b) The Trust and the respective obligations and responsibilities under this Agreement of the Administrative Party and Yorkshire Group and, except as otherwise provided herein, the Trustee shall terminate upon the completion of the Final Distribution; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.


                                   ARTICLE XI

                            Miscellaneous Provisions

                  SECTION 11.1. Amendment.

                  (a) This Agreement may be amended or modified from time to time by the Administrative Party and the Trustee without notice to or the consent of any of the Certificateholders for any of the following purposes: (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or in the Currency Swap or in the Call Option; (ii) to add any security interest for the benefit of any Certificateholders; (iii) to add to the covenants, restrictions or obligations of Yorkshire Group, the Administrative Party or the Trustee for the benefit of the Certificateholders; (iv) to add, change or eliminate any other provisions with respect to matters or questions arising under this Agreement, so long as (x) any such amendment described in clauses (i) through (iv) above will not, as evidenced by an Opinion of Counsel, affect the status of the Trust as a "grantor trust" or result in a sale or exchange of any Certificate for US federal income tax purposes or make the Trust or the Trustee a UK Tax Resident or lead to the Trust or the Trustee acting out of a United Kingdom branch or agency for the purposes of this transaction and (y) the Rating Agency Condition has been satisfied; (v) to comply with any requirements imposed by the Code; or
(vi) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee or to add or change any of the provisions of this Agreement as shall be necessary to provide for or facilitate the administration of the trust hereunder.

                  (b) Without limiting the generality of the foregoing, this Agreement may also be modified or amended from time to time by Yorkshire Group, the Administrative Party and the Trustee with the consent of the Holders of Certificates representing the Required Percentage-Amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such modification or amendment shall, without the consent of each affected Certificateholder, (i) reduce in any manner the amount of payments received on the Trust Assets or otherwise adversely affect in any material respect the interests of the Certificateholder or (ii) reduce the percentage of aggregate Voting Rights required to modify or amend this Agreement and provided, further that Yorkshire Group shall furnish to the Trustee an Opinion of Counsel stating that, in the opinion of such counsel, any such modification or amendment would not alter the status of the Trust as a "grantor trust" for US federal income tax purposes or make the Trust or the Trustee a UK Tax Resident or lead to the Trust or the Trustee acting out of a United Kingdom branch or agency for the purposes of this transaction.

                  (c) In addition to and notwithstanding anything to the contrary in this Agreement, the Trustee shall not enter into any modification or amendment of this Agreement that would (i) adversely affect in any material respect the interests of the Callholder in the Interest without the consent of the Callholder or (ii) alter the date on which the Call Option is exercisable or the amount payable as a result of the exercise of the Call Option without the consent of the Callholder; provided, however, that the Trustee shall not enter into any modification or amendment of this Agreement unless such modification or amendment would not, based on an Opinion of Counsel, alter the status of the Trust as a "grantor trust" or result in a sale or exchange of any Certificates for US federal income tax purposes or make the Trust or the Trustee a UK Tax Resident or lead to the Trust or the Trustee acting out of a United Kingdom branch or agency for the purposes of this transaction.

                  (d) Promptly after the execution of any such amendment or modification, the Trustee shall furnish a copy of such amendment or modification without charge to each Certificateholder and Yorkshire Group shall furnish a copy of such amendment or modification to the Rating Agencies. It shall not be necessary to obtain the consent of Certificateholders under this Section 11.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  SECTION 11.2. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  SECTION 11.3. Limitation on Rights of Certificateholders.

                  (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Certificate, unless such Holder previously shall have given to the Trustee a written notice of breach and of the continuance thereof and unless also the Holders of Certificates evidencing not less than the Required Percentage-Remedies shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and agreed that the Trustee shall not be obligated to make any investigation of matters arising under this Agreement, the Call Option or the Currency Swap or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any Certificateholders unless such Certificateholders have offered to the Trustee the reasonable indemnity referred to above. It is further understood and agreed, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.3, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 11.4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely therein without reference to such State's principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  SECTION 11.5. Jurisdiction.

                  (a) Yorkshire Group agrees that any legal suit, action or proceeding against Yorkshire Group brought by the Trustee arising out of or based upon this Agreement may be instituted in any State or US federal court in the Borough of Manhattan, The City of New York, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding and, until the satisfaction and discharge of this Agreement hereof, irrevocably submits to the nonexclusive jurisdiction of such courts in any suit, action or proceeding.

                  (b) Yorkshire Group has appointed CT Corporation System at 111 Eighth Avenue, New York, New York 10011, as its authorized agent (the "Authorized Agent") upon whom process may be served in any legal suit, action or proceeding arising out of or based upon this Agreement which may be instituted in the Supreme Court of New York, New York County or the United States District Court for the Southern District of New York by the Trustee, and expressly accepts the nonexclusive jurisdiction of any such court in respect of any such action. Such appointment shall be irrevocable. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon Yorkshire Group. Notwithstanding the foregoing, any action based on this Agreement may be instituted by the Trustee in any competent court in England.

                  (c) To the extent that Yorkshire Group may in any jurisdiction claim for itself or its assets immunity (to the extent such immunity may now or hereafter exist, whether on the grounds of sovereign immunity or otherwise) from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process (whether through service or notice or otherwise), and to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed), Yorkshire Group irrevocably agrees with respect to any matter arising under this Agreement, not to claim, and irrevocably waives, such immunity to the full extent permitted by the laws of such jurisdiction.

                  SECTION 11.6. Notices.

                  (a) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received if personally delivered or mailed by first class mail, postage prepaid or by express delivery service or by certified mail, return receipt requested or delivered by facsimile foll6wed by delivery by mail or delivered in any other manner specified herein,
(i) in the case of Yorkshire Group, to Wetherby Road, Scarcroft, Leeds, LS 14 3H5, United Kingdom; Attention: Roger Dickinson, facsimile number:
011-44-113-289-5549; (ii) in the case of the Administrative Party, to YPG Holdings c/o AEP Resources, Inc., 1 Riverside Plaza, Columbus, Ohio 43215;
Attention: Corporate Finance Director, facsimile number: 614-223-2807; and (iii) in the case of the Trustee, to 101 Barclay Street, New York, New York, 10286,
Attention: Ming J. Shiang, facsimile number: 212-815-5595 or such other address as may hereafter be furnished to Yorkshire Group in writing by the Trustee.

                  (b) For purposes of delivering notices to the Rating Agencies under Section 11.8 or otherwise, such notices shall be mailed or delivered as provided in Section 11.8 to: Standard & Poor's, 26 Broadway (15th Floor), New York, New York 10004; DCR, 17 State Street (12th Floor), New York, New York 10004; and Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007; or such other address as the Rating Agencies may designate in writing to the parties hereto.

                  (c) Notwithstanding any provision of this Agreement to the contrary, the Trustee shall deliver all notices or reports required to be delivered to or by the Trustee or Yorkshire Group to the Certificateholders without charge to such Certificateholders.

                  (d) Any notice required to be provided to a Holder shall be given by first class mail, postage prepaid, at the last address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.

                  SECTION 11.7. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed enforceable to the extent permitted, and if not so permitted, shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  SECTION 11.8. Notice to Rating Agencies. The Trustee shall use its best efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which it has actual knowledge:

                  (i) any modification or amendment to this Agreement;

                  (ii) the resignation or termination of the Trustee;

                  (iii) the final payment to Holders of the Certificates; and

                  (iv) any change in the location of the Certificate Account.

In addition, the Trustee shall promptly furnish to each of the Rating Agencies copies of each report to Certificateholders described in Section 4.3 or otherwise. Any such notice pursuant to this Section 11.8 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to each of the Rating Agencies at the address specified in Section 11.6.

                  SECTION 11.9. Non-petition Covenant. Notwithstanding any prior termination of this Agreement, each of the Trustee, any Authenticating Agent, any Paying Agent, Yorkshire Group and the Administrative Party agrees that it shall not, until the date which is one year and one day after the Final Distribution Date acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Trust under a Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or all or any part of the property or assets of the Trust or ordering the winding up or liquidation of the affairs of the Trust.

                  SECTION 11.10. Article and Section References. All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

                  SECTION 11.11. Compliance Certificates and Opinions. etc.

                  (a) Upon any application or request by the Administrative Party to the Trustee to take any action under any provision of this Agreement, the Administrative Party shall furnish to the Trustee: (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement, no additional certificate or opinion need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the judgement of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

                  IN WITNESS WHEREOF, Yorkshire Group, the Administrative Party and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                            YORKSHIRE POWER GROUP LIMITED



                                            By:  /s/ A. A. Pena
                                                 -----------------
                                                 Name:  A. A. Pena
                                                 Title: Chief Financial Officer


                                            YPG HOLDINGS LLC,
                                            as Administrative Party


                                            By:  /s/ A. A. Pena
                                                 ---------------------
                                                 Name:  A. A. Pena
                                                 Title: Chairman


                                            THE BANK OF NEW YORK,
                                            as Trustee


                                            By:________________________________
                                                 Name:
                                                 Title:

                                                                     Exhibit A


NUMBER                                                              $__________
R-_______                                                 CUSIP NO. ___________

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OF THE UNITED STATES. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES. THIS SECURITY MAY NOT BE PURCHASED, ACQUIRED OR HELD BY, OR OTHERWISE SOLD OR TRANSFERRED TO, ANY PERSON WHO IS RESIDENT OR ORDINARILY RESIDENT IN THE UNITED KINGDOM FOR UNITED KINGDOM TAX PURPOSES (A "UK TAX-RESIDENT"). ANY PURPORTED TRANSFER TO A UK TAX-RESIDENT SHALL BE NULL AND VOID AND OF NO EFFECT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH YORKSHIRE POWER PASS-THROUGH ASSET TRUST 2000-1 (THE "TRUST") OR ANY AFFILIATE OF THE TRUST WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THE SECURITY) OR THE EXPIRATION OF SUCH SHORTER PERIOD AS MAY BE PRESCRIBED BY RULE 144(k), OR ANY SUCCESSOR PROVISION THEREOF, UNDER THE SECURITIES ACT (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE TRUST, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-US PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. SUBJECT TO THE RIGHT OF THE TRUST, YORKSHIRE POWER FINANCE 2 LIMITED, YORKSHIRE POWER GROUP LIMITED AND THE TRUSTEE PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER
(i) PURSUANT TO CLAUSE (D) OR (E) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND
(ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE AS TO COMPLIANCE WITH CERTAIN CONDITIONS TO TRANSFER IS COMPLETED AND DELIVERED BY THE

TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE OR SUCH EARLIER TIME AS DETERMINED BY THE TRUST IN ACCORDANCE WITH APPLICABLE LAW.

                  THIS CERTIFICATE REPRESENTS A FRACTIONAL UNDIVIDED INTEREST IN THE TRUST, ITS INCOME AND ASSETS AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY YORKSHIRE POWER FINANCE 2 LIMITED, YORKSHIRE POWER GROUP LIMITED, THE ADMINISTRATIVE PARTY OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE TRUST ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY PERSON.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                 YORKSHIRE POWER PASS-THROUGH ASSET TRUST 2000-1

                  ___% PASS-THROUGH ASSET TRUST SECURITIES DUE

                                FEBRUARY__, 2005

evidencing a fractional undivided beneficial ownership interest in the Trust, as defined below, the property of which consists principally of 100% of the beneficial interests (the "interest") in the certificateless book-entry interests (the "Book-Entry Interests") issued by The Bank of New York, as book-entry depositary (the "Book-Entry Depositary"), representing (pound) ______ principal amount of Reset Senior Notes Due February __, 2020 (collectively, the "Notes") of Yorkshire Power Finance 2 Limited, a private company with limited liability incorporated under the laws of the Cayman Islands ("Yorkshire Finance"). The Notes are fully and unconditionally guaranteed (the "Guarantee") by Yorkshire Power Group Limited ("Yorkshire Group"). The Interest has been purchased by the Trust with the proceeds of the sale of the Certificates and the Call Option (each as defined herein).

                  THIS CERTIFIES THAT ____________ is the registered owner of a nonassessable, fully-paid, fractional undivided interest in Yorkshire Power Pass-Through Asset Trust 2000-1 (including its income and assets) formed by Yorkshire Group equal to a Certificate Principal Balance of $_____, as such amount may be adjusted on the records of the Holder and the Trustee. Under the

Trust Agreement, there will be distributed on the ______ day of each February and August, or if such day is not a Business Day, the next succeeding Business Day, commencing August __, 2000 through and including the Settlement Date (each a "Distribution Date"), to the extent of Available Funds (as defined herein), an amount equal to the US Dollar distribution which will be equal to the amount then payable by _________ (the "Swap Counterparty") to the Trustee under the Currency Swap Agreement, dated February __, 2000, between the Trustee and the Swap Counterparty (the "Currency Swap") and any other amounts remaining in the Certificate Account on such Distribution Date. On the Final Distribution Date, there will be distributed, to the extent of Available Funds, all distributions received from or in respect of the Trust Assets.

                  The Trust was created pursuant to a Trust Agreement dated as of February 1, 2000 (the "Trust Agreement"), among Yorkshire Group, the Administrative Party and The Bank of New York, a New York corporation, not in its individual capacity but solely as Trustee (the "Trustee"). This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office or from Yorkshire Group by written request sent to Yorkshire Group. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

                  This Certificate is one of the duly authorized Certificates designated as " % Pass-Through Asset Trust Securities Due February __, 2005" (herein called the "Certificates"). Concurrently with the issuance of the Certificates, the Trustee will issue an option (the "Call Option") that represents the right to purchase the Interest in whole but not in part on February __, 2005 at the call price specified in the Call Option. If the holder of the Call Option does not give irrevocable prior written notice of its intent to exercise the Call Option or falls to fulfill its payment obligations thereunder in accordance with the terms of the Call Option, the Trustee shall direct The Bank of New York, as Book-Entry Depositary to exercise the Early Redemption Right (as defined in the Trust Agreement) and Yorkshire Finance shall he obligated to redeem the Notes at a price equal to the unpaid principal amount thereof on February __, 2005. The property of the Trust consists of the Interest, the aggregate amount deposited in the Certificate Account since the last Distribution Date or, in the case of the first Distribution Date, since the date of the initial issuance of the Certificates, and (a) for so long as the Notes are denominated in Pounds Sterling and no Swap Termination Event has occurred, any Dollar Swap Payment or other US Dollar amount paid by the Swap Counterparty to the Trustee under the Currency Swap, (b) if a Swap Termination Event (other than as a result of a Conversion Event or an Optional Tax Redemption) has occurred, the semi-annual interest payments on the Notes and payments on or in respect of the principal of the Notes made by Yorkshire Finance thereunder or, if applicable, Yorkshire Group under the Guarantee and received by the Trustee in respect of the Interest or, if applicable, any Swap Termination Payment (subject to Section 6.13 of the Trust Agreement) or Unpaid Amounts, (c) if a Conversion Event has occurred, the semi-annual interest payments on the Notes and payments on or in respect of the principal of the Notes made by Yorkshire Finance thereunder or, if applicable, Yorkshire Group under the Guarantee and received by the Trustee in respect of the Interest or, if applicable, any Unpaid Amounts, (d) all Option Proceeds and (e) all Liquidation Proceeds (the "Available Funds").

                  Subject to the terms and conditions of the Trust Agreement and the Call Option (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, distributions will be made on each Distribution Date to the Person in whose name this Certificate is registered on the applicable Record Date, in an amount equal to such Certificateholder's fractional undivided interest in the amount required to be distributed to the Holders of the Certificates on such Distribution Date. If any payment by the Swap Counterparty with respect to the Currency Swap or a payment due on any February ___ or August ___ with respect to the Interest is not made to the Trustee by the designated times specified in the Trust Agreement on the date such payment is due, or if such payment is not made on the due date, the Trustee will upon receipt of such funds make such distribution on the next Business Day (and no additional amounts of interest shall accrue on the Certificates or be owed to Certificateholders as a result of any such delay).

                  Distributions made on this Certificate will be made as provided in the Trust Agreement by the Trustee by wire transfer in immediately available funds, without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the Final Distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, the City of New York.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

                  THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  IN WITNESS WHEREOF, the Trust has caused this Certificate to be duly executed as of the date set forth below.

                                         YORKSHIRE POWER
                                         PASS-THROUGH ASSET TRUST
                                         2000-1, by The Bank of New
                                         York, not in its individual
                                         capacity but solely as
                                         Trustee



                                         ---------------------------------
                                         Authorized Officer

Dated:__________

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Certificates described in the Trust Agreement referred to herein.

                                         THE BANK OF NEW YORK, as Trustee



                                         By:_______________________________
                                                 Authorized Signatory
                                         or

                                         as Authenticating Agent for the Trustee


                                         By:_______________________________
                                                 Authorized Signatory

                         (REVERSE OF TRUST CERTIFICATE)

                  The Certificates are limited in right of distribution to certain payments and collections as provided in the Trust Agreement, all as more specifically set forth herein and in the Trust Agreement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to payments under the Interest and the Currency Swap for distributions hereunder.

                  Subject to the next paragraph and to certain exceptions provided in the Trust Agreement, the Trust Agreement permits the amendment thereof and the modification of the rights and obligations of Yorkshire Group and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Administrative Party and the Trustee with the consent of the Holders of Certificates evidencing not less than 66 2/3% of the aggregate Voting Rights of Outstanding Certificates subject to certain provisions set forth in the Trust Agreement. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in an exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the modification or amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  The Certificates are issuable in fully registered form only in minimum original principal amounts of $100,000 and integral multiples of $1,000 in excess thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same principal amount, class, original issue date and maturity, in authorized denominations as requested by the Holder surrendering the same.

                  As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, the City of New York, duly endorsed by or accompanied by an assignment in the form below and by such other documents as required by the Trust Agreement, and thereupon one or more new Certificates of the same class in authorized denominations evidencing the same principal amount will be issued to the designated transferee or transferees. The Certificate Registrar appointed under the Trust Agreement is The Bank of New York.

                  No service charge will be made for any registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Administrative Party, Yorkshire Group and the Trustee and any agent thereof may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Administrative Party, Yorkshire Group, the Trustee, nor any such agent shall be affected by any notice to the contrary.

                  The Trust and the obligations of Yorkshire Group and the Trustee created by the Trust Agreement with respect to the Certificates shall terminate upon the distribution by the Trustee on the Final Distribution Date of
(i) all Option Proceeds following an exercise of the Call Option by the Callholder or an exercise of the Early Redemption Right (and upon receipt by the Trust from the Swap Counterparty of US Dollars in an amount equal to the Certificate Principal Amount as a result of such exercise), as the case may be, or (ii) all Liquidation Proceeds received by the Trustee following a Trust Termination Event, as the case may be or (iii) all Dollar Distributions or Pounds Sterling distributions, as the case may be, received by the Trustee, not previously distributed pursuant to Section 4.1 of the Trust Agreement, whichever event described in clause (i), (ii) or (iii) above shall be the first to occur; provided, however, that in no event shall the Trust continue beyond the expiration of 2l years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.

                                   ASSIGNMENT

                  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
TAXPAYER IDENTIFICATION OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE






(Please print or type name and address, including postal zip code, of assignee)



the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:



*Signature Guaranteed;


*


* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.